UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02 /28/2013

ADVANTAGE FUNDS, INC.

-        DREYFUS INTERNATIONAL VALUE FUND

-        DREYFUS OPPORTUNSTIC MIDCAP VALUE FUND

-        DREYFUS OPPORTUNTISTIC SMALL CAP FUND

-        DREYFUS OPPORTUNISTIC U.S. STOCK FUND

-        DREYFUS STRATEGIC VALUE FUND

-        DREYFUS STRUCTURED MIDCAP FUND

-        DREYFUS TECHNOLOGY GROWTH FUND

1

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

International

Value Fund

SEMIANNUAL REPORT February 28, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 2012 through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus International Value Fund’s Class A shares produced a total return of 13.02%, Class C shares returned 12.47% and Class I shares returned 13.16%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 14.41% for the same period.2

Easing economic uncertainties in Europe, the United States, and the emerging markets drove international stocks higher over the reporting period. The fund produced lower returns than its benchmark, mainly due to investments in companies in France, Germany and Australia.

The Fund’s Investment Approach

The fund seeks long-term capital growth.The fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.

The fund’s investment approach is value-oriented and research-driven. In selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Waning Economic Concerns Lifted International Stocks

Several positive global developments drove international stock prices broadly higher over the reporting period. In the wake of earlier market declines, sustained market rallies began near the start of the reporting period when macroeconomic worries failed to materialize in various parts of the world. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Later, Japan’s stock market was buoyed by the election of a new government that promised to devalue the yen in an attempt to fight deflationary pressures and stimulate greater economic growth.

Stocks generally lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts in the United States scheduled for the start of 2013, but improving global economic data, continued corporate earnings strength, and last-minute legislation to address the scheduled tax increases enabled the rallies to resume through the reporting period’s end. Consequently, international investors turned their attention from near-term worries to longer term growth and valuation factors.Value-oriented stocks produced modestly higher returns than their growth-oriented counterparts, on average, in this environment.

Some Stock Selections Weighed on Relative Results

Although the fund participated to a significant degree in the MSCI EAFE Index’s gains for the reporting period, its investments in France lagged market averages. France Telecom was hurt by the deterioration of its legacy fixed-line business, and natural gas and electricity supplier GDF Suez encountered weakening demand and suffered a heavy debt load after the merger that formed the company. An underweighted position in Australia prevented the fund from participating more fully in the market’s gains, particularly among materials companies that benefited from reaccelerating growth in nearby emerging markets.

The fund achieved better relative results in Japan, where automaker Toyota Motor gained value as the effects of the 2011 earthquake waned and a depreciating yen boosted exports. More robust export activity also boosted results from office and industrial equipment provider Ricoh andYamaha Motor. In addition, Mitsubishi UFJ

Financial Group fared well during the reporting period. Underweighted exposure to the lagging United Kingdom market bolstered relative performance, as did favorable stock picks such as banking giant HSBC Holdings and general merchandiser Home Retail Group. In Switzerland, winners included global bank UBS, pharmaceuticals developer Novartis and chemical company Clariant.

Positioned for Continued Growth

We have been encouraged by recent economic data, and it appears that the most serious potential consequences of ongoing macroeconomic headwinds in Europe, the United States, and China have been averted. Since the fund has tended to deliver its strongest relative performance during periods of positive investor sentiment, we are optimistic that its investments will respond well to further improvements in the global economic climate.We recently reduced the fund’s overweighted positions in France and Japan, and we expect to redeploy those assets to attractively valued stocks in other regions, such as the United Kingdom.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.92	$12.06	$5.81
Ending value (after expenses)	$1,130.20	$1,124.70	$1,131.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.50	$11.43	$5.51
Ending value (after expenses)	$1,017.36	$1,013.44	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.29% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—97.9%	Shares		Value ($)
Australia—3.3%
Australia & New Zealand Banking Group	50,931		1,494,115
Primary Health Care	206,670		1,042,850
QBE Insurance Group	171,060		2,337,878
			4,874,843
Belgium—1.4%
Delhaize Group	42,040		2,031,856
Brazil—1.7%
Banco Santander Brasil, ADS	181,250		1,324,937
Petroleo Brasileiro, ADR	78,150		1,146,460
			2,471,397
China—2.0%
China Railway Group, Cl. H	836,000		453,809
Foxconn International Holdings	1,926,000	[a]	812,061
Guangzhou Automobile Group, Cl. H	1,038,194		864,760
PetroChina, ADR	5,791		793,251
			2,923,881
France—12.5%
Alstom	31,240		1,378,547
BNP Paribas	13,800		776,606
Carrefour	91,912		2,505,513
Cie de St-Gobain	39,580		1,578,890
Danone	32,140		2,231,875
EDF	33,560		634,650
France Telecom	85,545		828,579
GDF Suez	79,634		1,505,432
Sanofi	24,961		2,365,227
Societe Generale	32,214	[a]	1,236,897
Total	67,370		3,368,236
			18,410,452
Germany—8.6%
Aixtron	90,730		1,209,402
Allianz	4,900		669,787
Celesio	104,740		1,893,897
Daimler	36,706		2,188,338
Deutsche Bank	40,290		1,845,757
Deutsche Telekom	67,520		725,217

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
E.ON	49,570		827,720
Muenchener Rueckversicherungs	5,910		1,062,467
Siemens	20,610		2,142,368
			12,564,953
Hong Kong—2.6%
Esprit Holdings	1,562,939		2,039,422
Hang Seng Bank	88,100		1,424,486
Pacific Basin Shipping	518,000		305,232
			3,769,140
India—.8%
Reliance Industries, GDR	40,434	[b]	1,221,107
Israel—1.5%
Teva Pharmaceutical Industries, ADR	59,890		2,239,886
Italy—2.0%
Eni	29,955		682,822
Finmeccanica	149,176	[a]	733,455
Saras	1,352,060	[a]	1,535,710
			2,951,987
Japan—23.5%
Denso	15,400		646,305
East Japan Railway	8,000		590,355
Fujitsu	301,000		1,383,385
INPEX	298		1,585,004
Kao	59,400		1,899,467
LIXIL Group	27,900		571,906
Matsumotokiyoshi Holdings	21,400		581,349
Mitsubishi UFJ Financial Group	567,600		3,141,426
Nippon Electric Glass	81,000		398,490
Nippon Express	199,000		873,805
Nippon Shokubai	102,000		948,581
Nomura Holdings	109,200		626,760
Nomura Real Estate Holdings	15,700		282,021
Nomura Research Institute	57,800		1,309,526
Omron	62,500		1,513,782
Ricoh	148,800		1,595,719
Shimachu	49,800		1,061,118

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Shimamura	7,900		807,131
Shin-Etsu Chemical	14,020		862,164
Sumitomo Electric Industries	60,200		701,435
Sumitomo Mitsui Financial Group	46,800		1,873,212
Sumitomo Mitsui Trust Holdings	272,560		1,058,600
Taiyo Nippon Sanso	213,000		1,495,987
Tokyo Electron	27,500		1,275,758
Toyota Motor	83,300		4,282,280
Yamaha Motor	115,200		1,377,081
Yamato Holdings	106,900		1,788,779
			34,531,426
Netherlands—2.0%
Aegon	106,201		635,298
Koninklijke Philips Electronics	77,271		2,191,141
Royal Dutch Shell, Cl. A	3,317		109,042
			2,935,481
Norway—1.4%
Norsk Hydro	183,528		812,028
Orkla	149,030		1,219,872
			2,031,900
Russia—.5%
Gazprom, ADR	88,460		787,294
Singapore—2.0%
DBS Group Holdings	125,591		1,532,364
Oversea-Chinese Banking	179,000		1,459,868
			2,992,232
South Africa—.8%
Murray & Roberts Holdings	178,813	[a]	496,108
Standard Bank Group	49,455		639,090
			1,135,198
South Korea—2.8%
KB Financial Group	3,790		138,254
KB Financial Group, ADR	33,244		1,177,835
Korea Electric Power	20,820	[a]	627,777
Korea Electric Power, ADR	43,124		645,135
Korea Exchange Bank	116,170	[a]	815,360

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
South Korea (continued)
Samsung Fire & Marine Insurance	3,188		671,266
			4,075,627
Sweden—2.9%
Ericsson, Cl. B	206,040		2,499,279
Svenska Cellulosa, Cl. B	71,000		1,735,643
			4,234,922
Switzerland—8.6%
Adecco	14,900	[a]	849,680
Clariant	85,490	[a]	1,301,549
Novartis	67,796		4,603,879
Roche Holding	14,740		3,376,377
UBS	160,888	[a]	2,545,577
			12,677,062
Taiwan—1.0%
Hon Hai Precision Industry	299,400		824,532
United Microelectronics	1,868,720		699,199
			1,523,731
United Kingdom—16.0%
Anglo American	98,856		2,882,431
Barclays	167,180		778,619
BP	369,107		2,495,729
Direct Line Insurance Group	265,150		848,744
Home Retail Group	453,928		875,945
HSBC Holdings	483,691		5,366,925
Resolution	218,821		867,091
Royal Dutch Shell, Cl. A	103,182		3,396,771
Smith & Nephew	102,951		1,104,212
Tesco	143,435		804,247
Unilever	35,450		1,413,332
Vodafone Group	1,023,668		2,570,934
			23,404,980
Total Common Stocks
(cost $171,923,498)			143,789,355

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,280,000)	2,280,000 [c]	2,280,000

Total Investments (cost $174,203,498)	99.5%	146,069,355
Cash and Receivables (Net)	.5%	730,694
Net Assets	100.0%	146,800,049

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, this security was valued at $1,221,107 or 0.8% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	25.0	Consumer Staples	9.0
Energy	11.7	Materials	5.6
Health Care	11.3	Utilities	2.9
Industrial	10.8	Telecommunication Services	2.8
Consumer Discretionary	9.6	Money Market Investment	1.6
Information Technology	9.2		99.5

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		171,923,498	143,789,355
Affiliated issuers		2,280,000	2,280,000
Cash			56,253
Cash denominated in foreign currencies		370,739	370,548
Receivable for investment securities sold			1,540,260
Dividends receivable			564,145
Receivable for shares of Common Stock subscribed			54,019
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			2,777
Prepaid expenses			27,947
			148,685,304
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			162,492
Payable for investment securities purchased			1,352,053
Payable for shares of Common Stock redeemed			308,563
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			393
Accrued expenses			61,754
			1,885,255
Net Assets ($)			146,800,049
Composition of Net Assets ($):
Paid-in capital			268,266,894
Accumulated undistributed investment income—net			520,761
Accumulated net realized gain (loss) on investments			(93,845,906)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(28,141,700)
Net Assets ($)			146,800,049

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	83,133,898	8,025,780	55,640,371
Shares Outstanding	7,700,550	749,040	5,179,077
Net Asset Value Per Share ($)	10.80	10.71	10.74

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $153,705 foreign taxes withheld at source):
Unaffiliated issuers	1,676,553
Affiliated issuers	1,012
Interest	395
Total Income	1,677,960
Expenses:
Management fee—Note 3(a)	789,807
Shareholder servicing costs—Note 3(c)	207,624
Custodian fees—Note 3(c)	47,177
Distribution fees—Note 3(b)	30,465
Professional fees	28,853
Registration fees	22,882
Prospectus and shareholders’ reports	11,859
Directors’ fees and expenses—Note 3(d)	8,356
Interest expense—Note 2	2,713
Loan commitment fees—Note 2	1,273
Miscellaneous	20,125
Total Expenses	1,171,134
Less—reduction in expenses due to undertaking—Note 3(a)	(78,981)
Less—reduction in fees due to earnings credits—Note 3(c)	(92)
Net Expenses	1,092,061
Investment Income—Net	585,899
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,506,383
Net realized gain (loss) on forward foreign currency exchange contracts	(20,118)
Net Realized Gain (Loss)	1,486,265
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	17,809,717
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	4,347
Net Unrealized Appreciation (Depreciation)	17,814,064
Net Realized and Unrealized Gain (Loss) on Investments	19,300,329
Net Increase in Net Assets Resulting from Operations	19,886,228
See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment income—net	585,899	3,460,352
Net realized gain (loss) on investments	1,486,265	(24,426,152)
Net unrealized appreciation
(depreciation) on investments	17,814,064	5,562,944
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,886,228	(15,402,856)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,779,844)	(2,772,443)
Class C Shares	(98,693)	(186,447)
Class I Shares	(1,603,998)	(2,975,318)
Total Dividends	(3,482,535)	(5,934,208)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,570,114	20,878,977
Class B Shares	—	13,986
Class C Shares	90,520	255,905
Class I Shares	1,308,222	16,118,621
Dividends reinvested:
Class A Shares	1,718,394	2,666,058
Class C Shares	54,020	98,544
Class I Shares	1,424,443	2,622,324
Cost of shares redeemed:
Class A Shares	(29,500,704)	(23,471,434)
Class B Shares	—	(476,981)
Class C Shares	(983,754)	(2,885,040)
Class I Shares	(16,325,949)	(37,097,091)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(33,644,694)	(21,276,131)
Total Increase (Decrease) in Net Assets	(17,241,001)	(42,613,195)
Net Assets ($):
Beginning of Period	164,041,050	206,654,245
End of Period	146,800,049	164,041,050
Undistributed investment income—net	520,761	3,417,397

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	842,504	2,047,935
Shares issued for dividends reinvested	169,634	274,286
Shares redeemed	(2,846,663)	(2,387,133)
Net Increase (Decrease) in Shares Outstanding	(1,834,525)	(64,912)
Class Bb
Shares sold	—	1,369
Shares redeemed	—	(46,819)
Net Increase (Decrease) in Shares Outstanding	—	(45,450)
Class C
Shares sold	8,666	18,196
Shares issued for dividends reinvested	5,364	10,212
Shares redeemed	(94,608)	(299,702)
Net Increase (Decrease) in Shares Outstanding	(80,578)	(271,294)
Class I
Shares sold	123,193	1,535,195
Shares issued for dividends reinvested	141,454	271,462
Shares redeemed	(1,549,161)	(3,962,000)
Net Increase (Decrease) in Shares Outstanding	(1,284,514)	(2,155,343)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 27,053 Class B shares representing $272,804 were automatically converted to 26,973 Class A shares.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	9.76		10.69	10.37	11.02	12.30	20.21
Investment Operations:
Investment income—net[a]	.03		.17	.20	.15	.15	.27
Net realized and unrealized
gain (loss) on investments	1.23		(.80)	.26	(.65)	(1.01)	(2.93)
Total from Investment Operations	1.26		(.63)	.46	(.50)	(.86)	(2.66)
Distributions:
Dividends from
investment income—net	(.22)		(.30)	(.14)	(.15)	(.42)	(.32)
Dividends from net realized
gain on investments	—		—	—	—	—	(4.93)
Total Distributions	(.22)		(.30)	(.14)	(.15)	(.42)	(5.25)
Net asset value, end of period	10.80		9.76	10.69	10.37	11.02	12.30
Total Return (%)[b]	13.02	[c]	(5.89)	4.32	(4.66)	(5.97)	(18.56)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	[d]	1.63	1.54	1.54	1.84	1.57
Ratio of net expenses
to average net assets	1.50	[d]	1.53	1.49	1.54	1.84	1.56
Ratio of net investment income
to average net assets	.63	[d]	1.74	1.70	1.29	1.66	1.71
Portfolio Turnover Rate	18.00	[c]	40.93	60.72	55.35	69.63	46.96
Net Assets, end of period
($ x 1,000)	83,134		93,078	102,606	112,716	159,260	228,308

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	9.64		10.51	10.19	10.84	11.98	19.79
Investment Operations:
Investment income (loss)—net[a]	(.01)		.10	.11	.06	.08	.14
Net realized and unrealized
gain (loss) on investments	1.20		(.79)	.25	(.65)	(.96)	(2.85)
Total from Investment Operations	1.19		(.69)	.36	(.59)	(.88)	(2.71)
Distributions:
Dividends from
investment income—net	(.12)		(.18)	(.04)	(.06)	(.26)	(.17)
Dividends from net realized
gain on investments	—		—	—	—	—	(4.93)
Total Distributions	(.12)		(.18)	(.04)	(.06)	(.26)	(5.10)
Net asset value, end of period	10.71		9.64	10.51	10.19	10.84	11.98
Total Return (%)[b]	12.47	[c]	(6.55)	3.48	(5.49)	(6.71)	(19.16)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.39	[d]	2.38	2.31	2.33	2.63	2.32
Ratio of net expenses
to average net assets	2.29	[d]	2.28	2.26	2.33	2.63	2.32
Ratio of net investment income
(loss) to average net assets	(.19)[d]		.99	.91	.56	.87	.91
Portfolio Turnover Rate	18.00	[c]	40.93	60.72	55.35	69.63	46.96
Net Assets, end of period
($ x 1,000)	8,026		7,998	11,573	14,604	18,607	30,965

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013				Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	9.74		10.67	10.36	11.02	12.31	20.27
Investment Operations:
Investment income—net[a]	.05		.23	.28	.22	.19	.34
Net realized and unrealized
gain (loss) on investments	1.21		(.81)	.22	(.68)	(.98)	(2.93)
Total from Investment Operations	1.26		(.58)	.50	(.46)	(.79)	(2.59)
Distributions:
Dividends from
investment income—net	(.26)		(.35)	(.19)	(.20)	(.50)	(.44)
Dividends from net realized
gain on investments	—		—	—	—	—	(4.93)
Total Distributions	(.26)		(.35)	(.19)	(.20)	(.50)	(5.37)
Net asset value, end of period	10.74		9.74	10.67	10.36	11.02	12.31
Total Return (%)	13.16	[b]	(5.41)	4.67	(4.37)	(5.21)	(18.25)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	[c]	1.19	1.15	1.22	1.37	1.21
Ratio of net expenses
to average net assets	1.10	[c]	1.09	1.09	1.22	1.36	1.20
Ratio of net investment income
to average net assets	1.02	[c]	2.29	2.29	1.93	2.09	2.16
Portfolio Turnover Rate	18.00	[b]	40.93	60.72	55.35	69.63	46.96
Net Assets, end of period
($ x 1,000)	55,640		62,965	91,998	97,429	41,460	42,444

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	143,789,355	—	—	143,789,355
Mutual Funds	2,280,000	—	—	2,280,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	2,777	—	2,777
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(393)	—	(393)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	11,340,000		23,455,000	32,515,000	2,280,000		1.6

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $92,890,109 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $24,770,979 of the carryover expires in fiscal year 2017 and $41,505,182 expires in fiscal year 2018. The fund has $3,162,451 of post-enactment short-term capital losses and $23,451,497 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was as follows: ordinary income $5,934,208. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities.ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $479,000 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets from September 1, 2012 through September 30, 2013. The reduction in expenses, pursuant to the undertaking, amounted to $78,981 during the period ended February 28, 2013.

During the period ended February 28, 2013, the Distributor retained $307 from commissions earned on sales of the fund’s Class A shares and $109 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $30,465, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $110,445 and $10,155, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $12,397 for transfer agency services and $582 for cash management services. Cash management fees were partially offset by earnings credits of $88. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $47,177 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $352 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $114,929, Distribution Plan fees $4,722, Shareholder Services Plan fees $17,940, custodian fees $23,539, Chief Compliance Officer fees $5,308 and transfer agency fees $7,296, which are offset against an expense reimbursement currently in effect in the amount of $11,242.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2013 amounted to $27,853,322 and $61,092,647, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonper-formance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at February 28, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pound, Expiring
3/1/2013 [a]	40,560	61,495	61,532	37
Japanese Yen, Expiring
3/4/2013 [b]	7,268,060	78,806	78,413	(393)
Sales;		Proceeds ($)
Japanese Yen, Expiring
3/1/2013 [c]	19,798,261	216,337	213,597	2,740
Gross Unrealized
Appreciation				2,777
Gross Unrealized
Depreciation				(393)

Counterparties:

a	Barclays Bank
b	Morgan Stanley
c	JPMorgan Chase & Co.

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2013:

Average Market Value ($)
Forward contracts	1,869,477

At February 28, 2013, accumulated net unrealized depreciation on investments was $28,134,143, consisting of $7,373,008 gross unrealized appreciation and $35,507,151 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on September 13, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended July 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board the reasons for the fund’s underperformance.The Board indicated its expectation for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets until March 31, 2013.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver arrangement and its effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through March 30, 2013.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through March 30, 2013 was in the best interests of the fund and its shareholders.

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Midcap Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Midcap Value Fund, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of 18.62%, Class C shares returned 18.18% and Class I shares returned 18.61%.1 In comparison, the fund’s benchmark, the Russell MidcapValue Index (the “Index”), produced a 16.14% total return for the same period.2

Stocks generally rallied over the reporting period as previous macroeconomic concerns waned and investors responded positively to improved economic data. The fund produced higher returns than its benchmark, mainly due to the success of our security selection strategy in the consumer discretionary, industrials, financials and utilities sectors.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase.We identify potential investments through extensive fundamental research conducted by the team’s dedicated sector specialists.

When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: discount from intrinsic valuation, strong mid-cycle fundamentals and a revaluation catalyst.

We typically sell a stock when we no longer consider it attractively valued, it shows deteriorating fundamentals, the revaluation catalyst becomes impaired, or a better risk/reward opportunity is presented.

Recovering Economy Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to news of improved employment

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, midcap stocks generally provided higher returns than their large- and small-cap counterparts, and value-oriented stocks outperformed growth-oriented stocks.

Stock Selection Strategy Produced Positive Results

Although the fund achieved higher returns than its benchmark in most of the market sectors represented in the Russell MidcapValue Index, its relative performance during the reporting period was especially buoyed by successful stock picks in the consumer discretionary sector. Homebuilders, such as PulteGroup and D.R. Horton, fared particularly well as housing markets improved and orders for new homes increased. Residential construction suppliers also reported strong sales and earnings, fueling gains for carpet maker Mohawk Industries and home improvement retailer Lowe’s. At the same time, automotive suppliers benefited from higher car and light truck sales, driving the stocks of Delphi Automotive,TRW Automotive Holdings, and Dana Holding higher. Greater economic activity lifted a number of industrial companies, including domestic barge operator Kirby, motion and control systems manufacturer Parker-Hannifin, and staffing specialist Robert Half International.

The financials sector benefited broadly from rebounding capital markets and recovering U.S. housing markets. Real estate management firms CBRE Group and Jones Lang LaSalle gained value amid rising demand for property leasing and maintenance services, securities firm Raymond James Financial reported record results in its investment banking unit, and online brokers E*Trade Financial and TD Ameritrade Holding climbed in anticipation of higher interest rates in the recovering economy. The fund’s results also were boosted by underweighted exposure to the utilities sector, which helped cushion the brunt of lagging results from the traditionally defensive industry group.

4

Only the information technology sector significantly lagged market averages during the reporting period. Reservation systems provider MICROS Systems was hurt by an industry-wide slowdown in casual dining and lost market share, leading to its elimination from the portfolio. Electronic components maker Avnet was hurt when its customers deferred capital spending during the reporting period, a setback we believe to be temporary.

Seeking Value in Pockets of the Market

We have been encouraged by recently positive economic data and are more optimistic on the economy than consensus. Moreover, interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs and higher dividends.

Therefore, we have maintained the fund’s generally constructive investment posture. We recently locked in gains on some of the fund’s homebuilding-related holdings that reached richer valuations, and we redeployed those assets to financial and technology companies that appear poised to prosper in a sustained economic recovery of moderate strength.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic MidcapValue Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.40	$10.87	$6.40
Ending value (after expenses)	$1,186.20	$1,181.80	$1,186.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.91	$10.04	$5.91
Ending value (after expenses)	$1,018.94	$1,014.83	$1,018.94

† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 2.01% for Class C and 1.18%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—99.7%	Shares		Value ($)
Automobiles & Components—7.1%
BorgWarner	409,680	[a]	30,484,289
Dana Holding	881,707		14,750,958
Delphi Automotive	679,602	[a]	28,441,344
Lear	152,100		8,125,182
TRW Automotive Holdings	500,628	[a]	29,381,857
			111,183,630
Banks—5.4%
Comerica	808,330		27,790,385
Fifth Third Bancorp	1,074,810		17,024,990
SunTrust Banks	1,476,530		40,737,463
			85,552,838
Capital Goods—12.0%
Ingersoll-Rand	998,830		52,588,399
Masco	242,860		4,677,484
MSC Industrial Direct, Cl. A	194,640		16,606,685
Parker Hannifin	488,920		46,193,162
Regal-Beloit	435,310		33,640,757
Trinity Industries	822,900		35,582,196
			189,288,683
Commercial & Professional Services—3.3%
ADT	579,750		27,764,227
Equifax	433,910		23,917,119
			51,681,346
Consumer Durables & Apparel—6.4%
Mohawk Industries	219,522	[a]	23,273,722
Newell Rubbermaid	2,344,980		54,731,833
PulteGroup	441,160	[a]	8,461,449
Toll Brothers	430,660	[a]	14,694,119
			101,161,123
Consumer Services—.9%
H&R Block	561,770		13,965,602

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—7.5%
E*TRADE Financial	2,781,470	[a]	29,789,544
Northern Trust	273,900		14,563,263
Raymond James Financial	628,200		27,565,416
TD Ameritrade Holding	2,404,500		45,709,545
			117,627,768
Energy—2.5%
Cabot Oil & Gas	302,450		18,742,827
National Oilwell Varco	134,030		9,131,464
Pioneer Natural Resources	88,330		11,112,797
			38,987,088
Exchange-Traded Funds—3.1%
Standard & Poor’s Depository
Receipts S&P MidCap 400 ETF Trust	246,470	[b]	49,419,700
Health Care Equipment & Services—6.5%
CareFusion	513,990	[a]	16,828,033
Cigna	651,340		38,077,336
Humana	213,870		14,598,766
MEDNAX	390,440	[a,b]	33,429,473
			102,933,608
Household & Personal Products—2.0%
Avon Products	1,623,740		31,744,117
Insurance—3.5%
Allstate	129,950		5,980,299
Arthur J. Gallagher & Co.	531,990		20,470,975
Brown & Brown	254,120		7,623,600
Principal Financial Group	686,430		21,698,052
			55,772,926
Materials—4.0%
LyondellBasell Industries, Cl. A	402,050		23,568,171
Sherwin-Williams	242,430		39,174,264
			62,742,435
Pharmaceuticals, Biotech &
Life Sciences—4.3%
Covance	224,330	[a]	14,938,135
Cubist Pharmaceuticals	364,220	[a]	15,453,855
Perrigo	186,900		21,151,473

8

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Salix Pharmaceuticals	337,410	[a]	16,482,479
			68,025,942
Real Estate—.4%
Jones Lang LaSalle	62,940		6,082,522
Retailing—4.2%
Lowe’s	588,660		22,457,379
Tiffany & Co.	368,320	[b]	24,736,371
Williams-Sonoma	416,610		18,914,094
			66,107,844
Semiconductors & Semiconductor
Equipment—2.3%
Broadcom, Cl. A	1,082,750		36,932,603
Software & Services—4.0%
Cognizant Technology Solutions, Cl. A	437,060	[a]	33,553,096
Intuit	446,390		28,783,227
			62,336,323
Technology Hardware & Equipment—14.0%
Arrow Electronics	389,210	[a]	15,626,781
Avnet	1,421,913	[a]	50,207,748
JDS Uniphase	2,467,943	[a]	34,946,073
Juniper Networks	1,810,640	[a]	37,444,035
SanDisk	665,500	[a]	33,534,545
Seagate Technology	1,018,640	[b]	32,759,462
TE Connectivity	193,470		7,763,951
Western Digital	188,810		8,904,280
			221,186,875
Transportation—5.0%
C.H. Robinson Worldwide	410,570		23,410,701
Con-way	484,220		17,020,333
Kirby	505,460	[a]	38,404,851
			78,835,885
Utilities—1.3%
Great Plains Energy	929,483		20,290,614
Total Common Stocks
(cost $1,269,707,644)			1,571,859,472

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,860,938)	9,860,938 [c]	9,860,938

Investment of Cash Collateral
for Securities Loaned—1.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $19,568,705)	19,568,705 [c]	19,568,705

Total Investments (cost $1,299,137,287)	101.6%	1,601,289,115
Liabilities, Less Cash and Receivables	(1.6%)	(24,820,703)
Net Assets	100.0%	1,576,468,412

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was
$51,727,196 and the value of the collateral held by the fund was $52,835,432, consisting of cash collateral of
$19,568,705 and U.S. Government and agency securities valued at $33,266,727.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology Hardware & Equipment	14.0	Insurance	3.5
Capital Goods	12.0	Commercial & Professional Services	3.3
Diversified Financials	7.5	Exchange-Traded Funds	3.1
Automobiles & Components	7.1	Energy	2.5
Health Care Equipment & Services	6.5	Semiconductors &
Consumer Durables & Apparel	6.4	Semiconductor Equipment	2.3
Banks	5.4	Household & Personal Products	2.0
Transportation	5.0	Money Market Investments	1.9
Pharmaceuticals,		Utilities	1.3
Biotech & Life Sciences	4.3	Consumer Services	.9
Retailing	4.2	Real Estate	.4
Materials	4.0
Software & Services	4.0		101.6

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $51,727,196)—Note 1(b):
Unaffiliated issuers	1,269,707,644	1,571,859,472
Affiliated issuers	29,429,643	29,429,643
Cash		3,060,501
Receivable for investment securities sold		11,743,165
Dividends and securities lending income receivable		1,932,950
Receivable for shares of Common Stock subscribed		1,227,003
Prepaid expenses		82,496
		1,619,335,230
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,257,407
Payable for investment securities purchased		21,000,393
Liability for securities on loan—Note 1(b)		19,568,705
Payable for shares of Common Stock redeemed		535,530
Accrued expenses		504,783
		42,866,818
Net Assets ($)		1,576,468,412
Composition of Net Assets ($):
Paid-in capital		1,221,283,999
Accumulated undistributed investment income—net		1,568,647
Accumulated net realized gain (loss) on investments		51,463,938
Accumulated net unrealized appreciation
(depreciation) on investments		302,151,828
Net Assets ($)		1,576,468,412

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,322,535,218	28,730,869	225,202,325
Shares Outstanding	37,901,184	861,546	6,487,456
Net Asset Value Per Share ($)	34.89	33.35	34.71

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $361,096 foreign taxes withheld at source):
Unaffiliated issuers	9,604,226
Affiliated issuers	8,167
Income from securities lending—Note 1(b)	35,824
Total Income	9,648,217
Expenses:
Management fee—Note 3(a)	5,053,721
Shareholder servicing costs—Note 3(c)	2,586,294
Prospectus and shareholders’ reports	106,125
Distribution fees—Note 3(b)	88,993
Professional fees	62,795
Directors’ fees and expenses—Note 3(d)	56,122
Custodian fees—Note 3(c)	43,636
Registration fees	30,339
Loan commitment fees—Note 2	6,371
Miscellaneous	25,179
Total Expenses	8,059,575
Less—reduction in fees due to earnings credits—Note 3(c)	(612)
Net Expenses	8,058,963
Investment Income—Net	1,589,254
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	104,747,440
Net unrealized appreciation (depreciation) on investments	125,964,246
Net Realized and Unrealized Gain (Loss) on Investments	230,711,686
Net Increase in Net Assets Resulting from Operations	232,300,940

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	1,589,254	2,982,117
Net realized gain (loss) on investments	104,747,440	(32,907,887)
Net unrealized appreciation
(depreciation) on investments	125,964,246	167,437,544
Net Increase (Decrease) in Net Assets
Resulting from Operations	232,300,940	137,511,774
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,250,631)	(6,968,729)
Class C Shares	—	(120,754)
Class I Shares	(712,158)	(1,673,307)
Net realized gain on investments:
Class A Shares	—	(146,600,210)
Class C Shares	—	(3,673,141)
Class I Shares	—	(20,560,305)
Total Dividends	(2,962,789)	(179,596,446)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	274,129,198	172,558,017
Class C Shares	5,378,397	7,073,356
Class I Shares	63,022,928	139,761,227
Dividends reinvested:
Class A Shares	2,144,541	146,128,147
Class C Shares	—	2,928,375
Class I Shares	643,460	19,261,309
Cost of shares redeemed:
Class A Shares	(128,833,048)	(362,373,315)
Class C Shares	(3,163,948)	(8,788,493)
Class I Shares	(23,567,189)	(76,966,999)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	189,754,339	39,581,624
Total Increase (Decrease) in Net Assets	419,092,490	(2,503,048)
Net Assets ($):
Beginning of Period	1,157,375,922	1,159,878,970
End of Period	1,576,468,412	1,157,375,922
Undistributed investment income—net	1,568,647	2,942,182

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Capital Share Transactions:
Class A
Shares sold	8,712,433	5,929,326
Shares issued for dividends reinvested	67,523	5,708,411
Shares redeemed	(4,120,777)	(12,297,778)
Net Increase (Decrease) in Shares Outstanding	4,659,179	(660,041)
Class C
Shares sold	169,215	255,770
Shares issued for dividends reinvested	—	118,757
Shares redeemed	(106,191)	(314,922)
Net Increase (Decrease) in Shares Outstanding	63,024	59,605
Class I
Shares sold	1,935,246	4,601,410
Shares issued for dividends reinvested	20,369	755,923
Shares redeemed	(751,655)	(2,638,026)
Net Increase (Decrease) in Shares Outstanding	1,203,960	2,719,307

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013					Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	29.47		31.19	26.65	24.03	25.95	33.32
Investment Operations:
Investment income (loss)—net[b]	.04		.07	.22	(.01)	.09	.03
Net realized and unrealized
gain (loss) on investments	5.44		3.34	4.32	2.70 [c]	(1.98)	(1.68)
Total from
Investment Operations	5.48		3.41	4.54	2.69	(1.89)	(1.65)
Distributions:
Dividends from
investment income—net	(.06)		(.23)	—	(.07)	(.03)	(.05)
Dividends from net realized
gain on investments	—		(4.90)	—	—	—	(5.67)
Total Distributions	(.06)		(5.13)	—	(.07)	(.03)	(5.72)
Net asset value, end of period	34.89		29.47	31.19	26.65	24.03	25.95
Total Return (%)[d]	18.62	[e]	13.44	17.03	11.20	(7.22)	(6.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	[f]	1.22	1.17	1.18	1.23	1.20
Ratio of net expenses
to average net assets	1.18	[f]	1.22	1.17	1.18	1.22	1.20
Ratio of net investment income
(loss) to average net assets	.25	[f]	.25	.64	(.02)	.48	.10
Portfolio Turnover Rate	43.41	[e]	71.25	114.02	122.17	170.88	144.14
Net Assets, end of period
($ x 1,000)	1,322,535		979,628	1,057,495	1,068,338	947,716	776,889

a The fund commenced offering three classes of shares on May 30, 2008 and existing shares were redesignated
Class A shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013				Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value,
beginning of period	28.22		30.24	26.05	23.72	25.89	28.17
Investment Operations:
Investment (loss)—net[b]	(.09)		(.16)	(.16)	(.23)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	5.22		3.20	4.35	2.67 [c]	(1.99)	(2.23)
Total from
Investment Operations	5.13		3.04	4.19	2.44	(2.09)	(2.28)
Distributions:
Dividends from
investment income—net	—		(.16)	—	(.11)	(.08)	—
Dividends from net realized
gain on investments	—		(4.90)	—	—	—	—
Total Distributions	—		(5.06)	—	(.11)	(.08)	—
Net asset value, end of period	33.35		28.22	30.24	26.05	23.72	25.89
Total Return (%)[d]	18.18	[e]	12.48	16.09	10.29	(7.98)	(8.55)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	[f]	2.03	2.00	2.02	1.88	2.07 [f]
Ratio of net expenses
to average net assets	2.01	[f]	2.03	2.00	2.02	1.88	2.06 [f]
Ratio of net investment (loss)
to average net assets	(.58)[f]		(.56)	(.48)	(.83)	(.48)	(.76)[f]
Portfolio Turnover Rate	43.41	[e]	71.25	114.02	122.17	170.88	144.14
Net Assets, end of period
($ x 1,000)	28,731		22,538	22,343	5,218	1,398	26

a	From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount includes litigation proceeds received by the fund amounting to $.02 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2013				Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value,
beginning of period	29.38		31.21	26.61	23.98	25.95	28.17
Investment Operations:
Investment income—net[b]	.04		.14	.18	.10	.15	.00	[c]
Net realized and unrealized
gain (loss) on investments	5.42		3.32	4.42	2.69 [d]	(2.02)	(2.22)
Total from
Investment Operations	5.46		3.46	4.60	2.79	(1.87)	(2.22)
Distributions:
Dividends from
investment income—net	(.13)		(.39)	—	(.16)	(.10)	—
Dividends from net realized
gain on investments	—		(4.90)	—	—	—	—
Total Distributions	(.13)		(5.29)	—	(.16)	(.10)	—
Net asset value, end of period	34.71		29.38	31.21	26.61	23.98	25.95
Total Return (%)	18.61	[e]	13.71	17.29	11.64	(7.05)	(8.37)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	[f]	1.00	.96	.84	.84	1.17	[f]
Ratio of net expenses
to average net assets	1.18	[f]	1.00	.96	.84	.83	1.16	[f]
Ratio of net investment income
to average net assets	.25	[f]	.48	.53	.38	.69	.06	[f]
Portfolio Turnover Rate	43.41	[e]	71.25	114.02	122.17	170.88	144.14
Net Assets, end of period
($ x 1,000)	225,202		155,210	80,041	16,691	10,775	9

a	From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Amount includes litigation proceeds received by the fund amounting to $.02 per share.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund.The fund’s investment objective seeks to surpass the performance of the Russell Midcap® Value Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized) and Class I (125 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

18

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

20

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,522,439,772	—	—	1,522,439,772
Exchange-Traded
Funds	49,419,700	—	—	49,419,700
Mutual Funds	29,429,643	—	—	29,429,643

† See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2013, The Bank of New York Mellon earned $15,353 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2012($)	Purchases ($)	Sales ($)	2/28/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	13,861,299	304,123,390	308,123,751	9,860,938.6

22

Affiliated
Investment	Value			Value	Net
Company	8/31/2012($)	Purchases ($)	Sales($)	2/28/2013 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	—	316,426,304	296,857,599	19,568,705	1.3
Total	13,861,299	620,549,694	604,981,350	29,429,643	1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $40,595,062 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.These post-enactment short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was as follows: ordinary income $23,015,709 and long-term capital gains $156,580,737.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

24

During the period ended February 28, 2013, the Distributor retained $19,422 from commissions earned on sales of the fund’s Class A shares and $1,778 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $88,993, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $1,428,337 and $29,664, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $79,109 for transfer agency services and $3,859 for cash management services. Cash management fees were

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

partially offset by earnings credits of $584. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $43,636 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $2,380 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $28.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $900,390, Distribution Plan fees $15,902, Shareholder Services Plan fees $258,599, custodian fees $40,031, Chief Compliance Officer fees $5,308 and transfer agency fees $37,177.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013, amounted to $779,997,830 and $580,213,910, respectively.

26

At February 28, 2013, accumulated net unrealized appreciation on investments was $302,151,828, consisting of $309,576,564 gross unrealized appreciation and $7,424,736 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

NOTES

Dreyfus
Opportunistic
Small Cap Fund

SEMIANNUAL REPORT February 28, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Small Cap Fund, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Opportunistic Small Cap Fund produced a total return of 14.84%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), produced a total return of 13.02%.The Russell 2000Value Index returned 14.56% for the same reporting period.2

Stocks generally rallied over the reporting period as various macroeconomic concerns waned.The fund produced a higher return than its benchmark, mainly due to successful security selections in the industrials, financials, consumer discretionary, and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund normally invests at least 80% of its assets in the stocks of small-cap companies. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s team of portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe.The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Economy Fueled Market Gains

A sustained market rally began near the start of the reporting period when several macroeconomic worries failed to materialize. Instead, investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

U.S. stocks lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, small-cap stocks generally produced higher returns than their large-cap counterparts.

Stock Selection Strategy Produced Positive Results

Although the fund achieved above-average returns in most of the market sectors represented in the Russell 2000 Index, its relative performance during the reporting period was especially buoyed by the industrials sector. Recovering U.S. and global economies buoyed sales and earnings for companies throughout the market segment, including railcar and barge manufacturer Trinity Industries, valve maker Watts Water Technologies, office furniture suppliers Herman Miller and Steelcase, and transportation services providers Landstar System, Con-way, and Avis Budget Group.

The financials sector benefited from improving credit quality and higher demand for specialized lending. Student debt processing company Nelnet reported strong growth of its fee-based services. Debt collector Portfolio Recovery Associates posted a sharp increase in successful collections. Commercial banks SVB Financial Group, TCF Financial, and SCBT Financial achieved stronger loan growth than their peers. Prepaid debit card specialist NetSpend Holdings received an acquisition offer at a premium to its stock price at the time.

In the consumer discretionary sector, automotive suppliers benefited from the strength in car and light truck sales, driving the stocks of Dana Holding, Tower International, and Tenneco higher. Housing-related companies also reported strong sales and earnings, fueling gains for homebuilder Standard Pacific, carpet maker Mohawk Industries, and housewares producer Newell Rubbermaid. Retailer Fifth &

4

Pacific received robust contributions from its Kate Spade brand.The fund’s results also were boosted by underweighted exposure to the energy sector, which lagged market averages amid low natural gas prices.

Only the information technology sector significantly trailed its respective benchmark segment during the reporting period. Mobile advertising company Velti struggled to produce a profit despite rapid revenue growth, and communications industry support services provider CSG Systems International was hurt by delays in renewing a major contract.

Seeking Value in Pockets of the Market

We have been encouraged by recently positive economic data and are more optimistic on the economy than consensus. Moreover, interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more constructively through mergers and acquisitions, capital investments, share buyback programs and higher dividends.

Therefore, we have maintained the fund’s constructive investment posture. We recently locked in gains on some of the fund’s homebuilding-related holdings that reached richer valuations, and we redeployed those assets to industrial and technology companies that appear poised to prosper in a sustained economic recovery of moderate strength.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the
2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest
U.S. companies based on total market capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

Expenses paid per $1,000†	$6.13
Ending value (after expenses)	$1,148.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

Expenses paid per $1,000†	$5.76
Ending value (after expenses)	$1,019.09

† Expenses are equal to the fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—98.7%	Shares		Value ($)
Automobiles & Components—8.1%
American Axle & Manufacturing Holdings	1,720,823	[a]	21,768,411
Dana Holding	1,380,970		23,103,628
Tenneco	246,450	[a]	8,731,723
Tower International	317,355	[a]	3,820,954
			57,424,716
Banks—6.3%
EverBank Financial	394,200		5,952,420
First Commonwealth Financial	770,330		5,600,299
SCBT Financial	102,590	[b]	4,885,336
SVB Financial Group	312,180	[a]	20,934,791
TCF Financial	525,670	[b]	7,222,706
			44,595,552
Capital Goods—6.5%
Commercial Vehicle Group	189,674	[a]	1,498,425
Granite Construction	132,540		4,120,669
L.B. Foster, Cl. A	9,033		398,897
Orion Marine Group	297,190	[a]	2,829,249
Rush Enterprises, Cl. A	43,447	[a]	1,064,451
Trinity Industries	291,110		12,587,596
Watts Water Technologies, Cl. A	371,996		17,461,492
WESCO International	78,850	[a,b]	5,827,015
			45,787,794
Commercial & Professional Services—7.4%
Equifax	29,980		1,652,498
Herman Miller	726,823		17,443,752
Steelcase, Cl. A	1,140,410		16,136,801
TrueBlue	899,880	[a]	17,448,673
			52,681,724
Consumer Durables & Apparel—6.1%
Fifth & Pacific	1,209,855	[a]	21,886,277
Jones Group	1,683,280		19,425,051
Standard Pacific	261,400	[a,b]	2,127,796
			43,439,124

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—2.0%
Scientific Games, Cl. A	1,119,250	[a]	10,073,250
SHFL Entertainment	252,132	[a]	3,998,814
			14,072,064
Diversified Financials—2.9%
Nelnet, Cl. A	171,276		5,682,938
Portfolio Recovery Associates	128,673	[a]	15,045,091
			20,728,029
Energy—1.0%
PDC Energy	157,329	[a]	7,337,825
Exchange-Traded Funds—.9%
iShares Russell 2000 Index Fund	72,590	[b]	6,567,943
Food, Beverage & Tobacco—.5%
Dole Food	319,510	[a,b]	3,578,512
Health Care Equipment & Services—4.9%
Align Technology	222,790	[a,b]	7,004,518
Hanger	530,171	[a]	15,724,872
Merit Medical Systems	976,860	[a]	11,644,171
			34,373,561
Insurance—2.1%
Brown & Brown	495,080		14,852,400
Materials—4.3%
Axiall	95,981		5,430,605
Innospec	192,404		7,744,261
OMNOVA Solutions	1,087,100	[a]	8,707,671
Zoltek	927,955	[a,b]	8,676,379
			30,558,916
Pharmaceuticals, Biotech &
Life Sciences—4.6%
Emergent BioSolutions	1,000,146	[a]	15,492,262
Salix Pharmaceuticals	224,120	[a]	10,948,262
Spectrum Pharmaceuticals	551,760	[b]	6,290,064
			32,730,588
Real Estate—4.6%
Jones Lang LaSalle	133,986		12,948,407
St. Joe	575,670	[a,b]	12,837,441

8

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Starwood Property Trust	238,510	[c]	6,666,354
			32,452,202
Retailing—2.1%
Williams-Sonoma	334,480		15,185,392
Semiconductors & Semiconductor
Equipment—4.7%
Applied Micro Circuits	2,143,460	[a]	17,040,507
Lattice Semiconductor	859,440	[a]	4,022,179
Microsemi	606,550	[a]	12,513,127
			33,575,813
Software & Services—9.4%
Cardtronics	308,050	[a]	8,120,198
CoreLogic	321,770	[a]	8,337,061
CSG Systems International	590,845	[a]	11,468,301
DealerTrack Technologies	724,001	[a]	21,350,789
WEX	228,150	[a]	17,113,531
			66,389,880
Technology Hardware &
Equipment—12.8%
Arrow Electronics	362,340	[a]	14,547,951
Ciena	1,066,160	[a]	16,248,278
FLIR Systems	157,560		4,150,130
JDS Uniphase	1,144,860	[a]	16,211,218
KEMET	311,850	[a]	2,017,670
ScanSource	583,810	[a]	17,520,138
Vishay Intertechnology	1,550,600	[a]	20,452,414
			91,147,799
Transportation—7.5%
Arkansas Best	375,430		4,332,462
Avis Budget Group	638,270	[a]	14,916,370
Con-way	514,470		18,083,621
Landstar System	275,317		15,497,594
			52,830,047
Total Common Stocks
(cost $550,581,633)			700,309,881

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,824,398)	3,824,398 [d]	3,824,398

Investment of Cash Collateral
for Securities Loaned—6.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $46,621,377)	46,621,377 [d]	46,621,377

Total Investments (cost $601,027,408)	105.8%	750,755,656
Liabilities, Less Cash and Receivables	(5.8%)	(40,843,866)
Net Assets	100.0%	709,911,790

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was
$50,300,549 and the value of the collateral held by the fund was $53,076,653, consisting of cash collateral of
$46,621,377 and U.S. Government & Agency securities valued at $6,455,276.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology Hardware & Equipment	12.8	Pharmaceuticals,
Software & Services	9.4	Biotech & Life Sciences	4.6
Automobiles & Components	8.1	Real Estate	4.6
Transportation	7.5	Materials	4.3
Commercial & Professional Services	7.4	Diversified Financials	2.9
Money Market Investments	7.1	Insurance	2.1
Capital Goods	6.5	Retailing	2.1
Banks	6.3	Consumer Services	2.0
Consumer Durables & Apparel	6.1	Energy	1.0
Health Care Equipment & Services	4.9	Exchange-Traded Funds	.9
Semiconductors &		Food, Beverage & Tobacco	.5
Semiconductor Equipment	4.7		105.8

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $50,300,549)—Note 1(b):
Unaffiliated issuers	550,581,633	700,309,881
Affiliated issuers	50,445,775	50,445,775
Receivable for investment securities sold		14,190,743
Receivable for shares of Common Stock subscribed		898,723
Dividends and securities lending income receivable		408,348
Prepaid expenses		76,265
		766,329,735
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		609,933
Cash overdraft due to Custodian		577,820
Liability for securities on loan—Note 1(b)		46,621,377
Payable for investment securities purchased		7,918,038
Payable for shares of Common Stock redeemed		536,342
Accrued expenses		154,435
		56,417,945
Net Assets ($)		709,911,790
Composition of Net Assets ($):
Paid-in capital		580,376,313
Accumulated Investment (loss)—net		(435,890)
Accumulated net realized gain (loss) on investments		(19,756,881)
Accumulated net unrealized appreciation
(depreciation) on investments		149,728,248
Net Assets ($)		709,911,790
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		23,756,561
Net Asset Value, offering and redemption price per share ($)		29.88

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,780,108
Affiliated issuers	3,670
Income from securities lending—Note 1(b)	442,796
Total Income	3,226,574
Expenses:
Management fee—Note 3(a)	2,384,600
Shareholder servicing costs—Note 3(b)	1,116,868
Prospectus and shareholders’ reports	34,777
Professional fees	33,616
Directors’ fees and expenses—Note 3(c)	31,937
Custodian fees—Note 3(b)	30,363
Registration fees	12,372
Loan commitment fees—Note 2	5,991
Interest expense—Note 2	1,306
Miscellaneous	11,428
Total Expenses	3,663,258
Less—reduction in fees due to earnings credits—Note 3(b)	(794)
Net Expenses	3,662,464
Investment (Loss)—Net	(435,890)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	34,485,270
Net unrealized appreciation (depreciation) on investments	55,467,668
Net Realized and Unrealized Gain (Loss) on Investments	89,952,938
Net Increase in Net Assets Resulting from Operations	89,517,048

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Operations ($):
Investment (loss)—net	(435,890)	(3,022,615)
Net realized gain (loss) on investments	34,485,270	(24,260,541)
Net unrealized appreciation
(depreciation) on investments	55,467,668	126,620,523
Net Increase (Decrease) in Net Assets
Resulting from Operations	89,517,048	99,337,367
Dividends to Shareholders from ($):
Net realized gain on investments	—	(60,726,622)
Capital Stock Transactions ($):
Net proceeds from shares sold	112,128,074	101,890,997
Net assets received in connection
with reorganization—Note 1	—	93,191,816
Dividends reinvested	—	49,552,789
Cost of shares redeemed	(87,070,602)	(261,807,519)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	25,057,472	(17,171,917)
Total Increase (Decrease) in Net Assets	114,574,520	21,438,828
Net Assets ($):
Beginning of Period	595,337,270	573,898,442
End of Period	709,911,790	595,337,270
Accumulated investment (loss)—net	(435,890)	—
Capital Share Transactions (Shares):
Shares sold	4,111,823	4,090,655
Shares received in connection
with reorganization—Note 1	—	4,283,529
Shares issued for dividends reinvested	—	2,248,324
Shares redeemed	(3,234,727)	(10,786,839)
Net Increase (Decrease) in Shares Outstanding	877,096	(164,331)

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	26.02		24.90	22.49	20.65	20.20	27.07
Investment Operations:
Investment income (loss)—net[a]	(.02)		(.13)	(.07)	(.04)	(.00)[b]	.06
Net realized and unrealized
gain (loss) on investments	3.88		4.27	2.97	1.88	.73	(1.52)
Total from
Investment Operations	3.86		4.14	2.90	1.84	.73	(1.46)
Distributions:
Dividends from
investment income—net	—		—	(.00)[b]	—	(.16)	(.10)
Dividends from net realized
gain on investments	—		(3.02)	(.49)	—	(.12)	(5.31)
Total Distributions	—		(3.02)	(.49)	—	(.28)	(5.41)
Net asset value, end of period	29.88		26.02	24.90	22.49	20.65	20.20
Total Return (%)	14.84	[c]	18.81	12.57	8.91	4.50	(6.04)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	[d]	1.19	1.16	1.22	1.38	1.23
Ratio of net expenses
to average net assets	1.15	[d]	1.19	1.16	1.22	1.37	1.23
Ratio of net investment income
(loss) to average net assets	(.14)[d]		(.52)	(.23)	(.15)	(.00)[e]	.26
Portfolio Turnover Rate	48.88	[c]	85.92	123.29	128.47	194.30	175.45
Net Assets, end of period
($ x 1,000)	709,912		595,337	573,898	476,939	199,399	103,181

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.

As of the close of business on December 15, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of Dreyfus Emerging Leaders Fund (“Emerging Leaders”) were transferred to the fund in exchange for shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Emerging Leaders received shares of the fund in an amount equal to the aggregate net asset value of their investment in Emerging Leaders at the time of the exchange. The exchange ratio was .79 to 1.The net asset value of the fund’s shares on the close of business December 15, 2011, after the reorganization was $21.75 and a total of 4,283,529 shares were issued to shareholders of Emerging Leaders in the exchange.The exchange was a tax-free event to shareholders of Emerging Leaders.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

	Level 2—Other	Level 3—
Level 1—	Significant	Significant
Unadjusted	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks† 693,741,938	—	—	693,741,938

18

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Exchange-Traded
Funds	6,567,943	—	—	6,567,943
Mutual Funds	50,445,775	—	—	50,445,775

† See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities in a timely manner. During the period ended February 28, 2013,The Bank of New York Mellon earned $189,770 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		121,014,174	117,189,776	3,824,398.5
Dreyfus
Institutional
Cash
Advantage
Fund	46,673,549		235,231,553	235,283,725	46,621,377		6.6
Total	46,673,549		356,245,727	352,473,501	50,445,775		7.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $43,885,447 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. At August 31, 2012, the capital loss carryover consists of post-enactment short-term capital losses of $22,729,138, which can be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012 and which can be carried forward for an unlimited period. As a result of the fund’s merger with Emerging Leaders, capital losses of $21,156,309 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $18,891,713 of the carryover expires in fiscal year 2017 and $2,264,596 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was as follows: ordinary income

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$23,935,042 and long-term capital gains $36,791,580.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $229,800 with a related weighted average annualized interest rate of 1.15%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the

22

amounts to be paid to Service Agents. During the period ended February 28, 2013, the fund was charged $794,867 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $107,437 for transfer agency services and $5,001 for cash management services. Cash management fees were partially offset by earnings credits of $757. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $30,363 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $3,073 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $37.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $407,541, Shareholder Services Plan fees $135,847, custodian fees $25,350, Chief Compliance Officer fees $5,308 and transfer agency fees $35,887.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013 amounted to $327,863,274 and $309,916,940, respectively.

At February 28, 2013, accumulated net unrealized appreciation on investments was $149,728,248, consisting of $153,868,798 gross unrealized appreciation and $4,140,550 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

For More Information

Ticker Symbol: DSCVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic
U.S. Stock Fund

SEMIANNUAL REPORT February 28, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
U.S. Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic U.S. Stock Fund, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Opportunistic U.S. Stock Fund’s Class A shares produced a total return of 15.18%, Class C shares returned 14.66% and Class I shares returned 15.26%.1 In comparison, the fund’s benchmark, the Russell 3000 Index (the “Index”), produced a total return of 9.97%.2

Stocks generally rallied over the reporting period as investors responded positively to improved economic data.The fund produced higher returns than its benchmark, mainly due to the success of our security selection strategy in the consumer discretionary, industrials, materials, and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its assets in the stocks of publicly traded companies located in the United States.The fund may invest in the stocks of companies of any market capitalization and may hold growth or value stocks or a blend of both.

Stocks are selected for the fund’s portfolio based on a combination of fundamental, bottom-up research, macro insights and risk management.With support from a team of research analysts, we use a disciplined, opportunistic investment approach to identify stocks of companies that we believe to be attractive from a valuation and fundamental standpoint, including those that are trading materially below our estimate of intrinsic market value, those that have strong or improving fundamentals and those that have a revaluation catalyst. We focus on understanding the current fundamentals driving a company’s profits and cash flow, valuing the liabilities most likely to impact the company’s business and evaluating business conditions most likely to affect the company’s prospects for future growth.

Recovering Economy Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, small and midcap stocks generally provided higher returns than large-cap stocks on average.

Stock Selection Strategy Produced Positive Results

Although the fund achieved higher returns than its benchmark in most of the market sectors represented in the Russell 3000 Index, its relative performance during the reporting period was especially buoyed by successful stock picks in the consumer discretionary sector. Homebuilders, such as PulteGroup and D.R. Horton, fared particularly well as housing markets improved and orders for new homes increased. Residential construction suppliers also reported strong sales and earnings, fueling gains for carpet maker Mohawk Industries and home improvement retailer Lowe’s. Household goods maker Newell Rubbermaid and retailer Fifth & Pacific also posted solid gains. In the industrials sector, greater economic activity lifted a number of companies, including domestic barge operator Kirby, railcar maker Trinity Industries, motion and control systems manufacturer Parker-Hannifin, and diversified heavy civil contractor Granite Construction.

In the materials sector, chemicals producer LyondellBasell Industries benefited from low domestic natural gas prices, paint maker PPG Industries advanced along with demand in the construction market, and agricultural products producer Monsanto posted strong sales of seeds and fertilizers despite drought conditions throughout much of the country.

The financials sector benefited from improving credit quality and higher demand for specialized lending services. Prepaid debit card specialist NetSpend Holdings received an acquisition offer at a premium to its stock price at the time. Debt collector Portfolio

4

Recovery Associates posted a sharp increase in successful collections. Securities firm Raymond James Financial reported record results in its investment banking unit, and online brokers E*Trade Financial and TD Ameritrade Holding climbed in anticipation of higher interest rates in the recovering economy.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many companies’ balance sheets contain large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs and higher dividends.

Therefore, we have maintained the fund’s generally constructive investment posture. We recently locked in gains on some of the fund’s homebuilding-related holdings that reached richer valuations, and we redeployed those assets primarily to financial companies, particularly those that appear likely to benefit from higher interest rates in a recovering economy.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies. The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic U.S. Stock Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.40	$10.38	$5.07
Ending value (after expenses)	$1,151.80	$1,146.60	$1,152.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$9.74	$4.76
Ending value (after expenses)	$1,018.84	$1,015.12	$1,020.08

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—4.4%
American Axle & Manufacturing Holdings	7,660	[a]	96,899
Ford Motor	5,770		72,760
TRW Automotive Holdings	730	[a]	42,844
			212,503
Banks—6.9%
Comerica	3,170		108,985
SunTrust Banks	4,120		113,671
SVB Financial Group	1,660	[a]	111,320
			333,976
Capital Goods—7.8%
Danaher	1,440		88,704
MSC Industrial Direct, Cl. A	1,540		131,393
Parker Hannifin	850		80,308
Regal-Beloit	1,010		78,053
			378,458
Consumer Durables & Apparel—8.0%
Fifth & Pacific	10,490	[a]	189,764
Jones Group	9,230		106,514
Newell Rubbermaid	3,950		92,193
			388,471
Diversified Financials—15.3%
Bank of America	15,290		171,707
Citigroup	4,370		183,409
E*TRADE Financial	12,370	[a]	132,483
Northern Trust	1,330		70,716
Portfolio Recovery Associates	680	[a]	79,509
Raymond James Financial	2,300		100,924
			738,748
Energy—4.8%
Cameron International	1,130	[a]	72,003
EOG Resources	550		69,140
Occidental Petroleum	1,100		90,563
			231,706
Exchange-Traded Funds—4.2%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	1,340		203,157

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—4.3%
PepsiCo	870		65,920
Philip Morris International	1,550		142,212
			208,132
Health Care Equipment & Services—4.0%
AmerisourceBergen	2,340		110,448
HCA Holdings	2,220		82,340
			192,788
Insurance—1.7%
Arthur J. Gallagher & Co.	2,190		84,271
Materials—6.4%
Axiall	361		20,425
LyondellBasell Industries, Cl. A	1,900		111,378
Monsanto	930		93,958
PPG Industries	629		84,701
			310,462
Pharmaceuticals, Biotech &
Life Sciences—2.5%
Covance	1,000	[a]	66,590
Vertex Pharmaceuticals	1,170	[a]	54,779
			121,369
Retailing—3.3%
Tiffany & Co.	2,380		159,841
Semiconductors & Semiconductor
Equipment—3.4%
Applied Micro Circuits	10,450	[a]	83,077
Xilinx	2,180		81,249
			164,326
Software & Services—6.7%
DealerTrack Technologies	2,650	[a]	78,148
Facebook, Cl. A	2,220	[a]	60,495
Oracle	5,350		183,291
			321,934
Technology Hardware & Equipment—12.5%
Arrow Electronics	2,680	[a]	107,602
Ciena	8,740	[a]	133,198
EMC	2,770	[a]	63,738
F5 Networks	560	[a]	52,881

8

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment (continued)
Juniper Networks	3,580	[a]	74,034
QUALCOMM	990		64,974
SanDisk	2,100	[a]	105,819
			602,246
Transportation—3.3%
C.H. Robinson Worldwide	1,480		84,389
Kirby	1,020	[a]	77,500
			161,889
Total Common Stocks
(cost $4,314,019)			4,814,277

Other Investment—2.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $105,607)	105,607	[b]	105,607
Total Investments (cost $4,419,626)	101.7%		4,919,884
Liabilities, Less Cash and Receivables	(1.7%)		(81,270)
Net Assets	100.0%		4,838,614

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	15.3	Health Care Equipment & Services	4.0
Technology Hardware & Equipment	12.5	Semiconductors &
Consumer Durables & Apparel	8.0	Semiconductor Equipment	3.4
Capital Goods	7.8	Retailing	3.3
Banks	6.9	Transportation	3.3
Software & Services	6.7	Pharmaceuticals,
Materials	6.4	Biotech & Life Sciences	2.5
Energy	4.8	Money Market Investment	2.2
Automobiles & Components	4.4	Insurance	1.7
Food, Beverage & Tobacco	4.3
Exchange-Traded Funds	4.2		101.7

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		4,314,019	4,814,277
Affiliated issuers		105,607	105,607
Cash			19,531
Dividends receivable			5,625
Prepaid expenses			21,502
			4,966,542
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			6,854
Payable for investment securities purchased			91,289
Accrued expenses			29,785
			127,928
Net Assets ($)			4,838,614
Composition of Net Assets ($):
Paid-in capital			4,012,660
Accumulated distributions in excess of investment income—net			(446)
Accumulated net realized gain (loss) on investments			326,142
Accumulated net unrealized appreciation
(depreciation) on investments			500,258
Net Assets ($)			4,838,614

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,003,246	43,521	3,791,847
Shares Outstanding	63,397	2,762	239,265
Net Asset Value Per Share ($)	15.82	15.76	15.85

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,455 foreign taxes withheld at source):
Unaffiliated issuers	33,118
Affiliated issuers	53
Total Income	33,171
Expenses:
Management fee—Note 3(a)	14,616
Professional fees	43,166
Registration fees	29,673
Prospectus and shareholders’ reports	10,916
Custodian fees—Note 3(c)	1,351
Shareholder servicing costs—Note 3(c)	702
Directors’ fees and expenses—Note 3(d)	187
Distribution fees—Note 3(b)	143
Loan commitment fees—Note 2	9
Miscellaneous	10,692
Total Expenses	111,455
Less—reduction in expenses due to undertaking—Note 3(a)	(92,448)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	19,006
Investment Income—Net	14,165
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	419,736
Net unrealized appreciation (depreciation) on investments	113,217
Net Realized and Unrealized Gain (Loss) on Investments	532,953
Net Increase in Net Assets Resulting from Operations	547,118

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment income—net	14,165	9,274
Net realized gain (loss) on investments	419,736	90,604
Net unrealized appreciation
(depreciation) on investments	113,217	387,041
Net Increase (Decrease) in Net Assets
Resulting from Operations	547,118	486,919
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,204)	—
Class I Shares	(24,364)	—
Net realized gain on investments:
Class A Shares	(9,879)	—
Class C Shares	(1,858)	—
Class I Shares	(172,461)	—
Total Dividends	(209,766)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	943,313	61,471
Class C Shares	6,861	31,000
Class I Shares	21,398	2,986,500
Dividends reinvested:
Class A Shares	10,003	—
Class C Shares	1,281	—
Class I Shares	384	—
Cost of shares redeemed:
Class A Shares	(27,258)	(4,858)
Class C Shares	(711)	—
Class I Shares	(9,953)	(5,088)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	945,318	3,069,025
Total Increase (Decrease) in Net Assets	1,282,670	3,555,944
Net Assets ($):
Beginning of Period	3,555,944	—
End of Period	4,838,614	3,555,944
Undistributed (distributions in
excess of) investment income—net	(446)	10,957

12

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class A
Shares sold	60,413	4,562
Shares issued for dividends reinvested	678	—
Shares redeemed	(1,916)	(340)
Net Increase (Decrease) in Shares Outstanding	59,175	4,222
Class C
Shares sold	450	2,273
Shares issued for dividends reinvested	87	—
Shares redeemed	(48)	—
Net Increase (Decrease) in Shares Outstanding	489	2,273
Class I
Shares sold	1,410	238,854
Shares issued for dividends reinvested	26	—
Shares redeemed	(675)	(350)
Net Increase (Decrease) in Shares Outstanding	761	238,504

a From December 20, 2011 (commencement of operations) to August 31, 2012.
See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2013	Year Ended
Class A Shares	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	14.49	12.50
Investment Operations:
Investment income—net[b]	.02	.02
Net realized and unrealized
gain (loss) on investments	2.12	1.97
Total from Investment Operations	2.14	1.99
Distributions:
Dividends from investment income—net	(.09)	—
Dividends from net realized gain on investments	(.72)	—
Total Distributions	(.81)	—
Net asset value, end of period	15.82	14.49
Total Return (%)[c,d]	15.18	15.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	3.84	7.51
Ratio of net expenses to average net assets[e]	1.20	1.20
Ratio of net investment income
to average net assets[e]	.28	.18
Portfolio Turnover Rate[d]	82.46	46.51
Net Assets, end of period ($ x 1,000)	1,003	61

a	From December 20, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

14

	Six Months Ended
	February 28, 2013	Year Ended
Class C Shares	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	14.42	12.50
Investment Operations:
Investment (loss)—net[b]	(.02)	(.05)
Net realized and unrealized
gain (loss) on investments	2.08	1.97
Total from Investment Operations	2.06	1.92
Distributions:
Dividends from net realized gain on investments	(.72)	—
Net asset value, end of period	15.76	14.42
Total Return (%)[c,d]	14.66	15.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	7.23	8.09
Ratio of net expenses to average net assets[e]	1.95	1.95
Ratio of net investment (loss)
to average net assets[e]	(.25)	(.53)
Portfolio Turnover Rate[d]	82.46	46.51
Net Assets, end of period ($ x 1,000)	44	33

a	From December 20, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2013	Year Ended
Class I Shares	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	14.52	12.50
Investment Operations:
Investment income—net[b]	.06	.04
Net realized and unrealized
gain (loss) on investments	2.09	1.98
Total from Investment Operations	2.15	2.02
Distributions:
Dividends from investment income—net	(.10)	—
Dividends from net realized gain on investments	(.72)	—
Total Distributions	(.82)	—
Net asset value, end of period	15.85	14.52
Total Return (%)[c]	15.26	16.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	5.84	7.13
Ratio of net expenses to average net assets[d]	.95	.95
Ratio of net investment income
to average net assets[d]	.77	.40
Portfolio Turnover Rate[c]	82.46	46.51
Net Assets, end of period ($ x 1,000)	3,792	3,462

a	From December 20, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic U.S. Stock Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 800 Class C and 238,400 Class I shares of the fund.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ties and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	4,611,120	—	—	4,611,120
Exchange-Traded Funds	203,157	—	—	203,157
Mutual Funds	105,607	—	—	105,607

†	See Statement of Investments for additional detailed categorizations.

20

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	67,275		1,326,865	1,288,533	105,607		2.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended August 31, 2012 is subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

22

The Manager has contractually agreed, from September 1, 2012 through February 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the average daily net assets of their class. The reduction in expenses, pursuant to the undertaking, amounted to $92,448 during the period ended February 28, 2013.

During the period ended February 28, 2013, the Distributor retained $670 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $143 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $331 and $48, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $401 for transfer agency services and $7 for cash management services. Cash management fees were partially offset by earnings credits of $1.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $1,351 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $6 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,665, Distribution Plan fees $25, Shareholder Services Plan fees $157, custodian fees $1,500, Chief Compliance Officer fees $5,308 and transfer agency fees $107, which are offset against an expense reimbursement currently in effect in the amount of $2,908.

24

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013, amounted to $3,955,697 and $3,165,216, respectively.

At February 28, 2013, accumulated net unrealized appreciation on investments was $500,258, consisting of $547,813 gross unrealized appreciation and $47,555 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus

Strategic Value Fund

SEMIANNUAL REPORT February 28, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Value Fund, covering the six-month period from September 1, 2012 through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 15.72%, Class C shares produced a total return of 15.28% and Class I shares produced a total return of 15.87%.1 The fund’s benchmark, the Russell 1000Value Index, produced a total return of 13.15% for the same period.2

Stocks generally rallied over the reporting period as global and domestic macroeconomic concerns waned.The fund produced higher returns than its benchmark, mainly due to the success of our stock selection strategy in the energy and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. We identify potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market; sound business fundamentals, a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum, a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The fund typically sells a stock when we believe there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

Improving Macroeconomic Conditions Fueled Market Gains

Several positive developments drove stocks higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

reporting period when various macroeconomic worries failed to materialize, boosting investor sentiment. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. market lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, value-oriented stocks produced higher returns, on average, than their more growth-oriented counterparts, enabling the Russell 1000 Value Index to end the reporting period with double-digit gains.

Strong Stock Selections Drove Fund Results Higher

The fund’s strong relative performance was the result of our disciplined investment process as investors paid greater attention to valuations and business fundamentals, and less to economic worries. The fund’s advance was led by the energy sector, where favorable security selections included refiners and exploration-and-production (E&P) companies. For example, refiner Valero Energy unlocked value through various working capital initiatives, E&P company EOG Resources climbed due to lower costs and strong oil and gas reserves, and Hess benefited from strong results in its refining and E&P divisions. Conversely, the fund successfully avoided weakness among large, integrated energy producers with muted growth prospects and stretched valuations.

In the materials sector, our focus on domestically focused companies over their global counterparts proved effective, as did an emphasis on companies—such as LyondelBasell Industries, Eastman Chemical and International Paper—that stood to benefit from low domestic natural gas prices. Underweighted exposure to the lagging utilities and telecommunications services sectors also buoyed relative performance.

The fund produced more disappointing relative results in the information technology and financials sectors. In the technology area, the fund held relatively few of the lower quality stocks that led the sector higher. Instead, we focused on higher quality companies such as QUALCOMM and Oracle, which advanced to a lesser degree. Similarly, among financial companies, the fund held underweighted exposure to some of the sector’s stronger performers, such as Bank of America.

4

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data, which we believe could help drive further stock market gains. Interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more constructively through mergers and acquisitions, capital investments, share buyback programs and higher dividends as business conditions improve.

We have prepared for a constructive investment environment by emphasizing companies that tend to be more sensitive to economic cycles. In addition, in the financials sector, we have increased participation in larger banks with attractive business models and capital markets exposure. In the consumer discretionary sector, we have reduced positions in housing-related companies that have become more richly valued.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus StrategicValue Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.24	$9.23	$3.91
Ending value (after expenses)	$1,157.20	$1,152.80	$1,158.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.91	$8.65	$3.66
Ending value (after expenses)	$1,019.93	$1,016.22	$1,021.17

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.73% for Class C and .73%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Automobiles & Components—2.2%
Delphi Automotive	145,370		6,083,735
General Motors	279,680	[a]	7,593,312
Johnson Controls	363,290		11,432,736
			25,109,783
Banks—4.8%
Comerica	384,850		13,231,143
Fifth Third Bancorp	485,165		7,685,014
PNC Financial Services Group	157,830		9,847,014
Wells Fargo & Co.	706,440		24,781,915
			55,545,086
Capital Goods—7.5%
Cummins	147,350		17,073,444
Eaton	268,360		16,630,269
General Electric	1,507,070		34,994,165
Honeywell International	252,160		17,676,416
			86,374,294
Consumer Durables & Apparel—2.0%
Newell Rubbermaid	687,940		16,056,520
PVH	55,160		6,721,246
			22,777,766
Consumer Services—1.6%
Carnival	509,900		18,239,123
Diversified Financials—15.2%
Ameriprise Financial	206,210		14,152,192
Bank of America	2,006,460		22,532,546
Capital One Financial	110,470		5,637,284
Citigroup	600,007		25,182,294
Discover Financial Services	127,800		4,924,134
Franklin Resources	50,930		7,193,862
Goldman Sachs Group	125,960		18,863,770
Invesco	205,430		5,503,470

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
JPMorgan Chase & Co.	757,488		37,056,313
Moody’s	312,280		15,008,177
Morgan Stanley	373,110		8,413,630
TD Ameritrade Holding	594,940		11,309,809
			175,777,481
Energy—12.3%
Anadarko Petroleum	212,030		16,873,347
Cameron International	356,868	[a]	22,739,629
EOG Resources	150,060		18,864,043
Hess	258,970		17,221,505
Occidental Petroleum	275,650		22,694,264
Phillips 66	184,500		11,616,120
Schlumberger	74,540		5,802,939
Valero Energy	572,810		26,114,408
			141,926,255
Exchange-Traded Funds—.5%
iShares Russell 1000 Value Index Fund	73,580		5,768,672
Food & Staples Retailing—1.0%
CVS Caremark	218,300		11,159,496
Food, Beverage & Tobacco—5.0%
Coca-Cola Enterprises	331,650		11,866,437
ConAgra Foods	607,550		20,723,530
Dean Foods	403,330	[a]	6,695,278
Kraft Foods Group	219,653		10,646,581
PepsiCo	109,890		8,326,365
			58,258,191
Health Care Equipment & Services—3.4%
Baxter International	194,760		13,165,776
Cigna	174,290		10,188,993
Humana	77,810		5,311,311
McKesson	104,510		11,091,646
			39,757,726

8

Common Stocks (continued)	Shares		Value ($)
Household & Personal
Products—.6%
Avon Products	347,350		6,790,693
Insurance—6.3%
American International Group	372,320	[a]	14,151,883
Aon	153,840		9,398,086
Chubb	184,580		15,510,257
Marsh & McLennan	318,910		11,844,317
MetLife	387,549		13,734,735
Prudential Financial	158,960		8,833,407
			73,472,685
Materials—3.7%
Celanese, Ser. A	99,070		4,641,429
Eastman Chemical	87,290		6,086,732
International Paper	290,360		12,778,744
LyondellBasell Industries, Cl. A	228,680		13,405,222
Packaging Corporation of America	145,988		6,099,379
			43,011,506
Media—6.9%
News Corp., Cl. A	518,798		14,941,382
Omnicom Group	196,170		11,285,660
Time Warner	359,746		19,127,695
Viacom, Cl. B	285,660		16,699,684
Walt Disney	324,230		17,699,716
			79,754,137
Pharmaceuticals, Biotech &
Life Sciences—10.4%
Eli Lilly & Co.	171,810		9,391,135
Johnson & Johnson	301,287		22,930,954
Merck & Co.	450,330		19,242,601
Mylan	377,630	[a]	11,181,624
Pfizer	1,838,840		50,329,051
Thermo Fisher Scientific	90,620		6,687,756

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Zoetis	19,549		653,914
			120,417,035
Retailing—1.8%
American Eagle Outfitters	284,860		5,890,905
Lowe’s	155,870		5,946,440
Macy’s	229,920		9,449,712
			21,287,057
Semiconductors & Semiconductor
Equipment—2.7%
Applied Materials	621,410		8,513,317
Texas Instruments	675,280		23,209,374
			31,722,691
Software & Services—2.4%
Google, Cl. A	7,540	[a]	6,041,048
Oracle	632,400		21,666,024
			27,707,072
Technology Hardware &
Equipment—6.7%
Cisco Systems	1,497,800		31,229,130
Corning	412,920		5,206,921
EMC	474,910	[a]	10,927,679
QUALCOMM	255,880		16,793,404
SanDisk	256,490	[a]	12,924,531
			77,081,665
Transportation—1.5%
FedEx	169,220		17,840,865
Utilities—1.1%
NRG Energy	551,860		13,244,640
Total Common Stocks
(cost $968,080,731)			1,153,023,919

10

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,593,323)	9,593,323 [b]	9,593,323

Total Investments (cost $977,674,054)	100.4%	1,162,617,242
Liabilities, Less Cash and Receivables	(.4%)	(5,200,104)
Net Assets	100.0%	1,157,417,138

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	15.2	Software & Services	2.4
Energy	12.3	Automobiles & Components	2.2
Pharmaceuticals,		Consumer Durables & Apparel	2.0
Biotech & Life Sciences	10.4	Retailing	1.8
Capital Goods	7.5	Consumer Services	1.6
Media	6.9	Transportation	1.5
Technology Hardware & Equipment	6.7	Utilities	1.1
Insurance	6.3	Food & Staples Retailing	1.0
Food, Beverage & Tobacco	5.0	Money Market Investment	.8
Banks	4.8	Household &
Materials	3.7	Personal Products	.6
Health Care Equipment & Services	3.4	Exchange-Traded Funds	.5
Semiconductors &
Semiconductor Equipment	2.7		100.4

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		968,080,731	1,153,023,919
Affiliated issuers		9,593,323	9,593,323
Cash			972,633
Dividends receivable			2,697,699
Receivable for investment securities sold			726,412
Receivable for shares of Common Stock subscribed			562,083
Prepaid expenses			61,065
			1,167,637,134
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			843,053
Payable for investment securities purchased			7,856,398
Payable for shares of Common Stock redeemed			1,223,561
Interest payable—Note 2			802
Accrued expenses			296,182
			10,219,996
Net Assets ($)			1,157,417,138
Composition of Net Assets ($):
Paid-in capital			1,016,797,067
Accumulated undistributed investment income—net			1,714,509
Accumulated net realized gain (loss) on investments			(46,037,626)
Accumulated net unrealized appreciation
(depreciation) on investments			184,943,188
Net Assets ($)			1,157,417,138

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	913,966,951	51,238,062	192,212,125
Shares Outstanding	27,298,587	1,599,026	5,735,168
Net Asset Value Per Share ($)	33.48	32.04	33.51

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $108,371 foreign taxes withheld at source):
Unaffiliated issuers	13,604,843
Affiliated issuers	436
Income from securities lending—Note 1(b)	26,246
Total Income	13,631,525
Expenses:
Management fee—Note 3(a)	4,152,614
Shareholder servicing costs—Note 3(c)	1,801,950
Distribution fees—Note 3(b)	183,249
Directors’ fees and expenses—Note 3(d)	62,933
Prospectus and shareholders’ reports	62,303
Professional fees	46,339
Custodian fees—Note 3(c)	44,692
Registration fees	38,882
Interest expense—Note 2	4,455
Loan commitment fees—Note 2	3,615
Miscellaneous	16,820
Total Expenses	6,417,852
Less—reduction in expenses due to undertaking—Note 3(a)	(1,029,575)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,330)
Net Expenses	5,386,947
Investment Income—Net	8,244,578
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,822,964
Net unrealized appreciation (depreciation) on investments	141,938,890
Net Realized and Unrealized Gain (Loss) on Investments	154,761,854
Net Increase in Net Assets Resulting from Operations	163,006,432

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment income—net	8,244,578	10,880,133
Net realized gain (loss) on investments	12,822,964	50,702,015
Net unrealized appreciation
(depreciation) on investments	141,938,890	67,676,661
Net Increase (Decrease) in Net Assets
Resulting from Operations	163,006,432	129,258,809
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(10,377,450)	(6,241,886)
Class C Shares	(241,269)	—
Class I Shares	(2,683,043)	(1,577,119)
Total Dividends	(13,301,762)	(7,819,005)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	34,929,508	128,488,839
Class B Shares	—	1,565
Class C Shares	1,882,140	3,786,516
Class I Shares	30,712,182	62,326,740
Net assets received in connection
with reorganization—Note 1	—	353,949,950
Dividends reinvested:
Class A Shares	9,589,161	5,700,603
Class C Shares	186,217	—
Class I Shares	2,105,267	1,049,597
Cost of shares redeemed:
Class A Shares	(124,293,431)	(233,145,452)
Class B Shares	—	(2,713,308)
Class C Shares	(5,419,278)	(18,582,801)
Class I Shares	(45,406,588)	(94,829,486)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(95,714,822)	206,032,763
Total Increase (Decrease) in Net Assets	53,989,848	327,472,567
Net Assets ($):
Beginning of Period	1,103,427,290	775,954,723
End of Period	1,157,417,138	1,103,427,290
Undistributed investment income—net	1,714,509	6,771,693

14

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	1,107,368	4,714,718
Shares issued in connection with
reorganizations—Note 1	—	10,646,596
Shares issued for dividends reinvested	306,755	224,162
Shares redeemed	(4,027,288)	(8,492,414)
Net Increase (Decrease) in Shares Outstanding	(2,613,165)	7,093,062
Class Bb
Shares sold	—	67
Shares issued in connection with
reorganizations—Note 1	—	13,936
Shares redeemed	—	(102,676)
Net Increase (Decrease) in Shares Outstanding	—	(88,673)
Class C
Shares sold	62,376	144,504
Shares issued in connection with
reorganizations—Note 1	—	250,370
Shares issued for dividends reinvested	6,216	—
Shares redeemed	(182,042)	(709,697)
Net Increase (Decrease) in Shares Outstanding	(113,450)	(314,823)
Class I
Shares sold	979,563	2,268,678
Shares issued in connection with
reorganizations—Note 1	—	2,618,126
Shares issued for dividends reinvested	67,304	41,258
Shares redeemed	(1,443,044)	(3,495,457)
Net Increase (Decrease) in Shares Outstanding	(396,177)	1,432,605

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 54,767 Class B shares representing $1,434,811, were automatically converted to 52,280 Class A shares.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	29.28		26.27	23.30	23.50	28.42	33.56
Investment Operations:
Investment income—net[a]	.23		.30	.21	.14	.22	.27
Net realized and unrealized
gain (loss) on investments	4.35		2.91	2.95	(.20)	(4.88)	(3.21)
Total from Investment Operations	4.58		3.21	3.16	(.06)	(4.66)	(2.94)
Distributions:
Dividends from
investment income—net	(.38)		(.20)	(.19)	(.14)	(.26)	(.29)
Dividends from net realized
gain on investments	—		—	—	—	—	(1.91)
Total Distributions	(.38)		(.20)	(.19)	(.14)	(.26)	(2.20)
Net asset value, end of period	33.48		29.28	26.27	23.30	23.50	28.42
Total Return (%)[b]	15.72	[c]	12.31	13.52	(.29)	(16.14)	(9.39)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	[d]	1.20	1.20	1.22	1.27	1.16
Ratio of net expenses
to average net assets	.98	[d]	.98	.98	1.05	1.26	1.16
Ratio of net investment income
to average net assets	1.48	[d]	1.07	.74	.56	1.09	.88
Portfolio Turnover Rate	32.83	[c]	95.38	88.37	91.83	119.48	107.46
Net Assets, end of period
($ x 1,000)	913,967		875,703	599,377	541,877	505,409	526,723

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2013				Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	27.93		25.05	22.24	22.45	27.17	32.22
Investment Operations:
Investment income (loss)—net[a]	.11		.08	(.00)[b]	(.05)	.07	.04
Net realized and unrealized
gain (loss) on investments	4.15		2.80	2.81	(.16)	(4.67)	(3.09)
Total from Investment Operations	4.26		2.88	2.81	(.21)	(4.60)	(3.05)
Distributions:
Dividends from
investment income—net	(.15)		—	(.00)[b]	—	(.12)	(.09)
Dividends from net realized
gain on investments	—		—	—	—	—	(1.91)
Total Distributions	(.15)		—	(.00)[b]	—	(.12)	(2.00)
Net asset value, end of period	32.04		27.93	25.05	22.24	22.45	27.17
Total Return (%)[c]	15.28	[d]	11.50	12.64	(.94)	(16.83)	(10.05)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93	[e]	1.97	1.93	1.95	2.04	1.92
Ratio of net expenses
to average net assets	1.73	[e]	1.73	1.73	1.80	2.03	1.91
Ratio of net investment income
(loss) to average net assets	.73	[e]	.32	(.01)	(.19)	.34	.13
Portfolio Turnover Rate	32.83	[d]	95.38	88.37	91.83	119.48	107.46
Net Assets, end of period
($ x 1,000)	51,238		47,824	50,792	46,986	43,593	53,065

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013				Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	29.34		26.30	23.31	23.48	28.45	33.58
Investment Operations:
Investment income—net[a]	.27		.37	.28	.21	.25	.24
Net realized and unrealized
gain (loss) on investments	4.35		2.90	2.94	(.21)	(4.91)	(3.13)
Total from Investment Operations	4.62		3.27	3.22	—	(4.66)	(2.89)
Distributions:
Dividends from
investment income—net	(.45)		(.23)	(.23)	(.17)	(.31)	(.33)
Dividends from net realized
gain on investments	—		—	—	—	—	(1.91)
Total Distributions	(.45)		(.23)	(.23)	(.17)	(.31)	(2.24)
Net asset value, end of period	33.51		29.34	26.30	23.31	23.48	28.45
Total Return (%)	15.87	[b]	12.57	13.83	(.07)	(16.06)	(9.21)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	[c]	.97	1.10	1.12	1.12	1.11
Ratio of net expenses
to average net assets	.73	[c]	.73	.73	.82	1.11	1.09
Ratio of net investment income
to average net assets	1.73	[c]	1.33	.98	.81	1.25	1.02
Portfolio Turnover Rate	32.83	[b]	95.38	88.37	91.83	119.48	107.46
Net Assets, end of period
($ x 1,000)	192,212		179,900	123,565	68,071	35,976	79,567

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus StrategicValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on November 16, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors, (the “Board”), all of the assets, subject to the liabilities, of The Dreyfus/Laurel Funds Trust–Dreyfus Core Value Fund (“Core Value”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B, Class C and Class I shares of CoreValue received Class A, Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Core Value at the time of the exchange. Shareholders of Institutional shares of Core Value received Class I shares of the fund. The exchange ratio for each class was as follows: Class A–.85 to 1, Class B–.88 to 1, Class C–.88 to 1, Class I–.85 to 1 and Institutional shares–.85 to 1.The net asset value of the fund’s shares on the close of business on November 16, 2011, after the reorganization, was $26.32 for Class A, $25.04 for Class B, $25.06 for Class C and $26.36 for Class I shares, and a total of 10,622,681 Class A shares, 13,936 Class B shares, 248,377 Class C shares and 894,770 Class I shares were issued to shareholders of Core Value in the exchange. The exchange was a tax-free event to the shareholders of Core Value.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of the close of business on November 21, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the Board, all of the assets, subject to the liabilities, of Dreyfus Premier Investment Funds–Dreyfus Large CapValue Fund (“Large CapValue”) were transferred to the fund in exchange for corresponding classes of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Large Cap Value received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Large CapValue at the time of the exchange.The exchange ratio for each class was as follows: Class A–.29 to 1, Class C–.30 to 1 and Class I–.29 to 1.The net asset value of the fund’s shares on the close of business on November 21, 2011, after the reorganization, was $25.26 for Class A, $24.05 for Class C and $25.30 for Class I shares, and a total of 23,915 Class A shares, 1,993 Class C shares and 1,723,356 Class I shares were issued to shareholders of Large Cap Value in the exchange.The exchange was a tax-free event to the shareholders of Large Cap Value.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (400 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	1,147,255,247	—	—	1,147,255,247
Exchange-Traded
Funds	5,768,672	—	—	5,768,672
Mutual Funds	9,593,323	—	—	9,593,323

†	See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2013, The Bank of New York Mellon earned $14,132 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	405,098		63,813,536	54,625,311	9,593,323.8

24

Affiliated
Investment	Value			Value	Net
Company	8/31/2012 ($)	Purchases ($)	Sales ($)	2/28/2013 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	13,857,632	38,706,575	52,564,207	—	—
Total	14,262,730	102,520,111	107,189,518	9,593,323.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $50,426,980 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $4,344,434 of the carryover expires in fiscal year 2018. As a result of the fund’s merger with Dreyfus Premier Intrinsic Value Fund, capital losses of $186,781 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2015. As a result of the fund’s merger with Core Value, capital losses of $36,396,034 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss will expire in fiscal year 2017. As a result of the fund’s merger with Large Cap Value, capital losses of $9,499,731 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. $8,340,124 of this acquired capital loss will expire in fiscal year 2017 and $1,159,607 will expire in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was as follows: ordinary income $7,819,005. The tax character of current year distributions will be determined at the end of the current fiscal year.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $783,400 with a related weighted average annualized interest rate of 1.15%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, from September 1, 2012 through December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of Class A, Class C and Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.73% and .73%, respectively, of the value of the respective class shares’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,029,575 during the period ended February 28, 2013.

During the period ended February 28, 2013, the Distributor retained $8,722 from commissions earned on sales of the fund’s Class A shares and $2,396 from CDSCs on redemptions of the fund’s Class C shares.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $183,249, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $1,092,668 and $61,083, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $177,762 for transfer agency services and $8,369 for cash management services. Cash management fees were partially offset by earnings credits of $1,269.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $44,692 pursuant to the custody agreement.

28

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $5,037 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $61.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $669,759, Distribution Plan fees $29,790, Shareholder Services Plan fees $186,194, custodian fees $35,500, Chief Compliance Officer fees $5,308 and transfer agency fees $59,588, which are offset against an expense reimbursement currently in effect in the amount of $143,086.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013, amounted to $365,099,288 and $467,015,104, respectively.

At February 28, 2013, accumulated net unrealized appreciation on investments was $184,943,188, consisting of $196,395,957 gross unrealized appreciation and $11,452,769 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	29

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus

Structured Midcap Fund

SEMIANNUAL REPORT February 28, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Structured Midcap Fund, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Warren Chiang, Jocelin Reed, Ronald Gala and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 15.93%, Class C shares returned 15.55% and Class I shares returned 16.05%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 14.36% for the same period.2

Stocks generally rallied over the reporting period as previous macroeconomic concerns waned and investors responded positively to improved economic data. The fund produced higher returns than its benchmark, mainly due to the success of our disciplined security selection process in the energy, industrials, and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its net assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure. The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors and earnings quality metrics. We attempt to maintain a diversified portfolio with industry groups relative to the S&P 400 Index.

Effective April 15, 2013, the fund’s primary portfolio managers are C.Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA.

Recovering Economy Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when the European financial crisis did not worsen,

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, midcap stocks generally produced higher returns than their large- and small-cap counterparts.

Stock Selection Strategy Produced Positive Results

All three of the models driving our quantitative security selection process generated positive results over the reporting period. Quality factors proved most predictive of stock price changes, followed by valuation factors and behavioral characteristics.

Our disciplined process led to particularly successful stock picks in the energy sector, where refiners such as HollyFrontier advanced due to their proximity to sources of low-cost North American inland sourced oil. Expanding profits enabled HollyFrontier to pay a special dividend and announce two regular dividend increases during the reporting period. In the industrials sector, Alaska Air Group enjoyed a cost advantage over other airlines, bolstering its stock price, and printing and payment services provider Deluxe received strong contributions to earnings from its small business segment.The fund’s results in the financials sector benefited from its holdings of real estate investment trusts (REITs) when investors flocked to the high dividend-paying industry group in a search for competitive levels of current income in today’s low interest rate environment.

Disappointments during the reporting period were concentrated primarily in the consumer discretionary and information technology sectors. Among consumer discretionary companies, specialty retailer ANN, operator of the Ann Taylor and LOFT clothing stores, moved lower due to heavy discounting during the 2012

4

holiday season. In the information technology sector, enterprise software and services provider CA declined after lowering earnings guidance.A subsequent rally following the hiring of a new chief executive was not enough to fully offset earlier weakness.

Stocks May Be Poised for Additional Gains

Although we select stocks using a bottom-up process, it is worth noting that positive economic data has helped drive U.S. equities higher. Moreover, interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs and higher dividends.

In this environment, our models have continued to identify attractively valued stocks with characteristics that, in our analysis, could support above-average gains. In addition, we have continued to manage risks through broad diversification across market sectors, a strategy that we believe enables us to focus on adding value through our security selection process.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.85	$10.80	$5.84
Ending value (after expenses)	$1,159.30	$1,155.50	$1,160.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.41	$10.09	$5.46
Ending value (after expenses)	$1,018.45	$1,014.78	$1,019.39

† Expenses are equal to the fund’s annualized expense ratio of 1.28% for Class A, 2.02% for Class C and 1.09%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—98.1%	Shares		Value ($)
Automobiles & Components—.8%
Thor Industries	18,300		687,897
Banks—3.4%
Associated Banc-Corp	69,300		997,227
Cathay General Bancorp	26,300		512,587
Comerica	6,200		213,156
Huntington Bancshares	18,200		127,946
Regions Financial	52,500		401,625
Webster Financial	26,100		574,722
			2,827,263
Capital Goods—11.8%
AECOM Technology	28,200	[a]	854,742
Alliant Techsystems	14,400		947,520
Chicago Bridge & Iron & Co.	7,500		401,925
Gardner Denver	6,900		489,831
Granite Construction	18,600		578,274
IDEX	20,500		1,044,065
ITT	30,200		795,166
KBR	11,700		355,563
Lennox International	21,800		1,287,726
Lincoln Electric Holdings	25,200		1,412,460
Oshkosh	2,000	[a]	77,120
Terex	9,600	[a]	314,976
Textron	11,700		337,545
Timken	11,700		635,544
WABCO Holdings	3,100	[a]	213,032
			9,745,489
Commercial & Professional Services—1.4%
Deluxe	27,900		1,107,072
Herman Miller	3,100		74,400
			1,181,472
Consumer Durables & Apparel—2.9%
Carter’s	20,100	[a]	1,133,841
Hanesbrands	32,000	[a]	1,268,480
			2,402,321

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—1.7%
Bally Technologies	15,500	[a,b]	740,125
Marriott International, Cl. A	12,700		501,015
Wyndham Worldwide	2,400		144,576
			1,385,716
Diversified Financials—4.1%
American Capital	22,800	[a]	318,744
Apollo Investment	18,900		164,241
Discover Financial Services	8,400		323,652
Greenhill & Co.	9,900	[b]	601,722
Moody’s	1,900		91,314
SEI Investments	34,500		975,315
Waddell & Reed Financial, Cl. A	22,100		906,542
			3,381,530
Energy—7.6%
Helix Energy Solutions Group	42,100	[a]	985,561
HollyFrontier	31,000		1,742,200
Marathon Petroleum	7,100		588,448
Oceaneering International	14,300		909,337
Plains Exploration & Production	5,300	[a]	240,461
Tesoro	7,700		433,048
Tidewater	20,800	[b]	984,464
Valero Energy	8,200		373,838
			6,257,357
Food, Beverage & Tobacco—2.8%
Hillshire Brands	29,500		955,800
Tootsie Roll Industries	5,800	[b]	162,864
Universal	20,400	[b]	1,138,116
			2,256,780
Health Care Equipment & Services—5.7%
Hill-Rom Holdings	18,100		593,318
Humana	2,200		150,172
Owens & Minor	3,400	[b]	103,530
Patterson	6,300		228,942
ResMed	27,300	[b]	1,214,577
STERIS	16,200		631,800

8

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Thoratec	27,500	[a]	968,275
Universal Health Services, Cl. B	13,700		793,093
			4,683,707
Household & Personal Products—2.5%
Church & Dwight	16,600		1,028,536
Energizer Holdings	9,000		827,370
Nu Skin Enterprises, Cl. A	5,200	[b]	214,240
			2,070,146
Insurance—4.1%
Assurant	2,000		83,980
Everest Re Group	6,100		760,121
First American Financial	16,400		398,356
Lincoln National	6,600		194,964
Protective Life	23,300		743,736
Reinsurance Group of America	20,200		1,161,500
			3,342,657
Materials—5.1%
Ball	1,800		79,938
Domtar	6,200		462,272
Huntsman	12,700		218,821
Minerals Technologies	30,100		1,211,224
NewMarket	4,300	[b]	1,082,181
Worthington Industries	40,900		1,159,106
			4,213,542
Media—2.3%
Scholastic	27,600		830,760
Valassis Communications	37,400	[b]	1,028,126
			1,858,886
Pharmaceuticals, Biotech &
Life Sciences—4.9%
Agilent Technologies	8,200		340,136
Charles River Laboratories International	15,700	[a]	639,618
Mettler-Toledo International	7,200	[a]	1,532,160
Techne	6,600		448,734

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
United Therapeutics	7,500	[a]	448,575
Warner Chilcott, Cl. A	43,600		589,036
			3,998,259
Real Estate—8.6%
BRE Properties	12,700	[c]	617,347
Camden Property Trust	8,100	[c]	560,034
CBL & Associates Properties	41,300	[c]	939,162
Duke Realty	37,800	[c]	610,848
Extra Space Storage	6,500	[c]	243,360
Hospitality Properties Trust	29,100	[c]	776,970
Kimco Realty	5,500	[c]	119,735
Liberty Property Trust	16,700	[c]	647,793
Macerich	2,998	[c]	180,209
Mack-Cali Realty	31,600	[c]	896,808
National Retail Properties	19,300	[b,c]	664,885
Weingarten Realty Investors	27,300	[b,c]	836,745
			7,093,896
Retailing—6.4%
Aaron’s	20,400		556,716
American Eagle Outfitters	61,100		1,263,548
ANN	31,200	[a]	882,648
Chico’s FAS	35,700		606,186
Dillard’s, Cl. A	8,800		701,184
GameStop, Cl. A	12,100	[b]	303,226
O’Reilly Automotive	4,500	[a]	457,830
PetSmart	7,700		501,347
			5,272,685
Semiconductors & Semiconductor
Equipment—.7%
Cree	4,200	[a,b]	189,966
LSI	55,600	[a]	386,976
			576,942
Software & Services—11.2%
Acxiom	24,900	[a]	453,429

10

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
CA	37,800		925,722
Cadence Design Systems	76,200	[a]	1,078,992
CoreLogic	43,000	[a]	1,114,130
DST Systems	14,215		965,483
FactSet Research Systems	5,700	[b]	554,553
Fair Isaac	17,200		762,648
Intuit	5,700		367,536
Lender Processing Services	43,800		1,075,728
Synopsys	28,000	[a]	980,840
Total System Services	39,800		945,648
			9,224,709
Technology Hardware &
Equipment—4.1%
Brocade Communications Systems	170,600	[a]	957,066
Harris	15,200		730,664
Lexmark International, Cl. A	10,400	[b]	229,008
Plantronics	17,500		706,300
Tech Data	14,200	[a]	753,452
			3,376,490
Transportation—1.8%
Alaska Air Group	28,400	[a]	1,464,020
Utilities—4.2%
IDACORP	23,700		1,106,553
NV Energy	67,100		1,325,896
Wisconsin Energy	24,600		1,015,980
			3,448,429
Total Common Stocks
(cost $69,118,190)			80,750,193

Other Investment—1.9%
Registered
Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,549,630)	1,549,630	[d]	1,549,630

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—11.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,245,154)	9,245,154 [d]	9,245,154
Total Investments (cost $79,912,974)	111.2%	91,544,977
Liabilities, Less Cash and Receivables	(11.2%)	(9,212,380)
Net Assets	100.0%	82,332,597

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was
$9,043,495 and the value of the collateral held by the fund was $9,245,154.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	13.1	Technology Hardware & Equipment	4.1
Capital Goods	11.8	Banks	3.4
Software & Services	11.2	Consumer Durables & Apparel	2.9
Real Estate	8.6	Food, Beverage & Tobacco	2.8
Energy	7.6	Household & Personal Products	2.5
Retailing	6.4	Media	2.3
Health Care Equipment & Services	5.7	Transportation	1.8
Materials	5.1	Consumer Services	1.7
Pharmaceuticals,		Commercial & Professional Services	1.4
Biotech & Life Sciences	4.9	Automobiles & Components	.8
Utilities	4.2	Semiconductors &
Diversified Financials	4.1	Semiconductor Equipment	.7
Insurance	4.1		111.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,043,495)—Note 1(b):
Unaffiliated issuers		69,118,190	80,750,193
Affiliated issuers		10,794,784	10,794,784
Cash			55,255
Receivable for investment securities sold			165,284
Dividends and securities lending income receivable			102,558
Receivable for shares of Common Stock subscribed			41,998
Prepaid expenses			28,155
			91,938,227
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			51,356
Liability for securities on loan—Note 1(b)			9,245,154
Payable for shares of Common Stock redeemed			246,586
Accrued expenses			62,534
			9,605,630
Net Assets ($)			82,332,597
Composition of Net Assets ($):
Paid-in capital			84,933,116
Accumulated undistributed investment income—net			119,621
Accumulated net realized gain (loss) on investments			(14,352,143)
Accumulated net unrealized appreciation
(depreciation) on investments			11,632,003
Net Assets ($)			82,332,597

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	32,991,798	11,777,989	37,562,810
Shares Outstanding	1,341,625	516,344	1,506,119
Net Asset Value Per Share ($)	24.59	22.81	24.94

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $131 foreign taxes withheld at source):
Unaffiliated issuers	908,866
Affiliated issuers	450
Income from securities lending—Note 1(b)	7,964
Total Income	917,280
Expenses:
Management fee—Note 3(a)	269,995
Shareholder servicing costs—Note 3(c)	134,214
Distribution fees—Note 3(b)	40,636
Professional fees	22,676
Registration fees	21,165
Prospectus and shareholders’ reports	17,482
Directors’ fees and expenses—Note 3(d)	11,231
Custodian fees—Note 3(c)	10,899
Loan commitment fees—Note 2	183
Miscellaneous	10,008
Total Expenses	538,489
Less—reduction in expenses due to undertaking—Note 3(a)	(68,532)
Less—reduction in fees due to earnings credits—Note 3(c)	(49)
Net Expenses	469,908
Investment Income—Net	447,372
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,526,682
Net unrealized appreciation (depreciation) on investments	7,943,357
Net Realized and Unrealized Gain (Loss) on Investments	10,470,039
Net Increase in Net Assets Resulting from Operations	10,917,411

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment income—net	447,372	316,178
Net realized gain (loss) on investments	2,526,682	2,218,394
Net unrealized appreciation
(depreciation) on investments	7,943,357	5,332,767
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,917,411	7,867,339
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(266,836)	—
Class C Shares	(32,069)	—
Class I Shares	(341,480)	—
Total Dividends	(640,385)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,754,482	8,549,668
Class B Shares	—	685
Class C Shares	414,132	922,672
Class I Shares	6,251,402	9,549,383
Dividends reinvested:
Class A Shares	249,886	—
Class C Shares	19,807	—
Class I Shares	336,600	—
Cost of shares redeemed:
Class A Shares	(4,916,514)	(8,909,071)
Class B Shares	—	(810,709)
Class C Shares	(685,954)	(2,029,092)
Class I Shares	(4,259,171)	(6,228,456)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,164,670	1,045,080
Total Increase (Decrease) in Net Assets	14,441,696	8,912,419
Net Assets ($):
Beginning of Period	67,890,901	58,978,482
End of Period	82,332,597	67,890,901
Undistributed investment income—net	119,621	312,634

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	296,211	416,867
Shares issued for dividends reinvested	11,294	—
Shares redeemed	(217,249)	(446,624)
Net Increase (Decrease) in Shares Outstanding	90,256	(29,757)
Class Bb
Shares sold	—	20
Shares redeemed	—	(44,609)
Net Increase (Decrease) in Shares Outstanding	—	(44,589)
Class C
Shares sold	19,605	48,653
Shares issued for dividends reinvested	954	—
Shares redeemed	(32,888)	(108,987)
Net Increase (Decrease) in Shares Outstanding	(12,329)	(60,334)
Class I
Shares sold	267,379	462,837
Shares issued for dividends reinvested	15,019	—
Shares redeemed	(186,443)	(324,158)
Net Increase (Decrease) in Shares Outstanding	95,955	138,679

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 12,108 Class B shares representing $223,031 were automatically converted to 11,198 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	21.41		18.67	15.20	13.62	17.80	20.93
Investment Operations:
Investment income (loss)—net[a]	.14		.11	(.05)	.04	.09	.06
Net realized and unrealized
gain (loss) on investments	3.25		2.63	3.52	1.59	(4.20)	(1.93)
Total from
Investment Operations	3.39		2.74	3.47	1.63	(4.11)	(1.87)
Distributions:
Dividends from
investment income—net	(.21)		—	—	(.05)	(.07)	—
Dividends from net realized
gain on investments	—		—	—	—	—	(1.26)
Total Distributions	(.21)		—	—	(.05)	(.07)	(1.26)
Net asset value, end of period	24.59		21.41	18.67	15.20	13.62	17.80
Total Return (%)[b]	15.93	[c]	14.68	22.83	11.97	(23.02)	(9.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	[d]	1.41	1.43	1.36	1.52	1.22
Ratio of net expenses
to average net assets	1.28	[d]	1.41	1.43	1.36	1.51	1.22
Ratio of net investment income
(loss) to average net assets	1.27	[d]	.55	(.29)	.27	.74	.32
Portfolio Turnover Rate	30.99	[c]	93.44	77.12	84.88	102.59	88.40
Net Assets, end of period
($ x 1,000)	32,992		26,786	23,916	34,811	46,780	60,795

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013				Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	19.80		17.40	14.25	12.82	16.78	19.96
Investment Operations:
Investment income (loss)—net[a]	.06		(.04)	(.17)	(.07)	.00 [b]	(.08)
Net realized and unrealized
gain (loss) on investments	3.01		2.44	3.32	1.50	(3.96)	(1.84)
Total from
Investment Operations	3.07		2.40	3.15	1.43	(3.96)	(1.92)
Distributions:
Dividends from net realized
gain on investments	(.06)		—	—	—	—	(1.26)
Net asset value, end of period	22.81		19.80	17.40	14.25	12.82	16.78
Total Return (%)[c]	15.55	[d]	13.79	22.11	11.15	(23.60)	(10.10)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.16	[e]	2.14	2.09	2.11	2.23	2.01
Ratio of net expenses
to average net assets	2.02	[e]	2.14	2.09	2.11	2.22	2.00
Ratio of net investment income
(loss) to average net assets	.54	[e]	(.20)	(.95)	(.49)	.01	(.46)
Portfolio Turnover Rate	30.99	[d]	93.44	77.12	84.88	102.59	88.40
Net Assets, end of period
($ x 1,000)	11,778		10,468	10,246	9,764	11,499	22,554

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

Six Months Ended
February 28, 2013				Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	21.73		18.91	15.39	13.79	18.05	21.18
Investment Operations:
Investment income (loss)—net[a]	.17		.16	(.02)	.09	.12	.10
Net realized and unrealized
gain (loss) on investments	3.29		2.66	3.56	1.61	(4.26)	(1.97)
Total from
Investment Operations	3.46		2.82	3.54	1.70	(4.14)	(1.87)
Distributions:
Dividends from
investment income—net	(.25)		—	(.02)	(.10)	(.12)	—
Dividends from net realized
gain on investments	—		—	—	—	—	(1.26)
Total Distributions	(.25)		—	(.02)	(.10)	(.12)	(1.26)
Net asset value, end of period	24.94		21.73	18.91	15.39	13.79	18.05
Total Return (%)	16.05	[b]	14.91	22.97	12.37	(22.78)	(9.25)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.32	[c]	1.22	1.30	1.05	1.18	1.04
Ratio of net expenses
to average net assets	1.09	[c]	1.22	1.30	1.05	1.17	1.03
Ratio of net investment income
(loss) to average net assets	1.45	[c]	.78	(.12)	.57	1.01	.51
Portfolio Turnover Rate	30.99	[b]	93.44	77.12	84.88	102.59	88.40
Net Assets, end of period
($ x 1,000)	37,563		30,636	24,045	46,340	46,124	61,738

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	80,750,193	—	—	80,750,193
Mutual Funds	10,794,784	—	—	10,794,784

† See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2013,The Bank of NewYork Mellon earned $3,413 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	926,928		9,353,669	8,730,967	1,549,630		1.9
Dreyfus
Institutional
Cash
Advantage
Fund	4,597,205		23,418,228	18,770,279	9,245,154		11.2
Total	5,524,133		32,771,897	27,501,246	10,794,784		13.1

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $16,849,775 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, the carryover expires in fiscal year 2018.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2012 through January 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the average daily net assets of their class.The reduction in expenses, pursuant to the undertaking, amounted to $68,532 during the period ended February 28, 2013.

26

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended February 28, 2013, the Distributor retained $1,514 from commissions earned on sales of the fund’s Class A shares and $70 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $40,636 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $36,095 and $13,545, respectively, pursuant to the Shareholder Services Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $9,280 for transfer agency services and $309 for cash management services. Cash management fees were partially offset by earnings credits of $47.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $10,899 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $192 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $47,177, Distribution Plan fees $6,798, Shareholder Services Plan fees $8,547, custodian fees $11,250, Chief Compliance Officer fees $5,308

28

and transfer agency fees $3,076, which are offset against an expense reimbursement currently in effect in the amount of $30,800.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013, amounted to $25,772,611 and $22,249,980, respectively.

At February 28, 2013, accumulated net unrealized appreciation on investments was $11,632,003, consisting of $12,866,696 gross unrealized appreciation and $1,234,693 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Plan of Reorganization:

On November 9, 2012, the Board approved an Agreement and Plan of Reorganization between the Company, on behalf of the fund, and Dreyfus Manager Funds I, on behalf of Dreyfus MidCap Core Fund (the “Acquired Fund”).The merger was subject to the approval of the shareholders of the Acquired Fund at a meeting held on March 27, 2013.The merger is anticipated to occur on or about June 7, 2013. The merger provides for the Acquired Fund to transfer all of its assets, subject to its liabilities, to the fund, in exchange for a number of Class A, Class C and Class I shares of the fund of equal value to the assets less liabilities of the Acquired Fund.The fund’s Class A, Class C and Class I shares will then be distributed to the Acquired Fund’s shareholders on a pro rata basis in liquidation of the Acquired Fund.

The Fund	29

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus

Technology Growth Fund

SEMIANNUAL REPORT February 28, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Technology Growth Fund, covering the six-month period from September 1, 2012 through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 3.90%, Class C shares returned 3.50% and Class I shares returned 4.08%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 7.59% and 8.94%, respectively, over the same period.2,3

Improving economic fundamentals and waning macroeconomic concerns boosted U.S. stock prices over the reporting period, but information technology stocks lagged broader market averages due to deferred capital spending by businesses over the final months of 2012.The fund produced lower returns than the MS High Tech 35 Index, primarily due to our focus on higher-quality companies at a time when lower-quality stocks fared better.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Recovering Economy Fueled Market Gains

Several positive developments sent stock prices higher over the reporting period. In the wake of previous market declines, a sustained rally began near the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations of renewed economic growth in China.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S. stock market lost some ground in November when investors became worried about automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation addressing the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end.

Information technology stocks generally trailed the broader stock market, mainly due to weak business spending in advance of the “fiscal cliff.”As a result, sector gains were led by smaller, more speculative technology companies, and not by the industry leaders in which the fund primarily invests.

Stock Picks Produced Mixed Results

While an emphasis on companies that we regarded as beneficiaries of positive trends in the technology industry supported the fund’s performance earlier in 2012, they later paused when major corporations deferred capital spending amid uncertainty about U.S. tax and fiscal policies. Disappointments were particularly apparent in the software-and-services industry group, where the fund did not participate in gains posted by digital media company Yahoo! after the company hired a new chief executive. Conversely, Internet content delivery specialist Akamai Technologies declined when its new CEO reduced the earnings guidance (relative to street expectations) the company provided to analysts. Enterprise software developer Red Hat lost a degree of value despite reporting solid financial results. We established a position in social media giant Facebook during the reporting period, but the company’s stock moved lower despite its progress in generating revenues from its mobile applications.

Among hardware manufacturers, power amplifier maker Skyworks Solutions declined due to its role as a supplier to consumer electronics leader Apple, which encountered heightened competitive pressures.The fund did not own shares of personal computer maker Dell, which moved higher when the company announced plans to privatize.

The fund achieved better results in other areas of the information technology market. Business-oriented social network LinkedIn reported stronger subscriber growth and improved the way it engages with users. Data storage specialist SanDisk benefited from

4

rising flash memory prices. Electrical components manufacturer Amphenol continued to post better-than-expected financial results. Finally, our decision to reduce the fund’s position in Apple proved well timed.

Capital Spending Set to Rise

We have been encouraged by evidence of more robust economic growth, and we believe that a number of positive technology trends remain intact. In addition, we expect business spending on technology to accelerate as confidence returns.We have identified a number of opportunities among semiconductor companies and other technology firms that tend to do well in the early stages of economic cycles, and we have maintained overweighted exposure to software-and-services companies engaged in cloud computing, server virtualization, social networking and other growth trends.We have found relatively few opportunities among companies selling legacy technologies.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market.Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject.
Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.13	$11.20	$5.36
Ending value (after expenses)	$1,039.00	$1,035.00	$1,040.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.05	$11.08	$5.31
Ending value (after expenses)	$1,017.80	$1,013.79	$1,019.54

† Expenses are equal to the fund’s annualized expense ratio of 1.41% for Class A, 2.22% for Class C and 1.06%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

Common Stocks—97.2%	Shares		Value ($)
Communications Equipment—15.7%
Ciena	676,260	[a]	10,306,202
F5 Networks	64,050	[a]	6,048,242
Juniper Networks	608,390	[a]	12,581,505
Palo Alto Networks	103,240	[b]	6,311,061
QUALCOMM	101,090		6,634,537
			41,881,547
Computers & Peripherals—6.5%
Apple	11,338		5,004,593
EMC	283,700	[a]	6,527,937
SanDisk	113,590	[a]	5,723,800
			17,256,330
Electronic Equipment & Instruments—8.7%
Amphenol, Cl. A	89,100		6,313,626
Analog Devices	234,770		10,616,299
Trimble Navigation	107,070	[a]	6,363,170
			23,293,095
Internet & Catalog Retail—4.3%
Amazon.com	19,150	[a]	5,060,771
priceline.com	9,180	[a]	6,311,984
			11,372,755
Internet Software & Services—17.3%
Akamai Technologies	346,320	[a]	12,799,987
Facebook, Cl. A	401,160		10,931,610
Google, Cl. A	14,288	[a]	11,447,546
LinkedIn, Cl. A	65,020	[a]	10,935,064
			46,114,207
IT Services—9.6%
Cognizant Technology Solutions, Cl. A	118,427	[a]	9,091,641
MasterCard, Cl. A	11,010		5,701,198
Paychex	149,450	[b]	4,946,795
Teradata	102,230	[a]	5,935,474
			25,675,108

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—21.5%
Applied Materials	594,330		8,142,321
Avago Technologies	247,510		8,469,792
Broadcom, Cl. A	220,960		7,536,946
Skyworks Solutions	237,760	[a]	5,064,288
Taiwan Semiconductor
Manufacturing, ADR	361,780		6,602,485
Texas Instruments	313,020		10,758,497
Xilinx	283,720		10,574,244
			57,148,573
Software—13.6%
Citrix Systems	70,520	[a]	4,999,868
Informatica	129,298	[a]	4,526,723
Oracle	291,636		9,991,450
Red Hat	117,560	[a]	5,973,224
salesforce.com	63,610	[a]	10,764,084
			36,255,349
Total Common Stocks
(cost $208,817,834)			258,996,964

Limited Partnership Interests-.2%
Semiconductors & Semiconductor Equipment
Bluestream Ventures, LPa,d
(cost $2,061,175)			660,096

Other Investment—.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $50,558)	50,558	[c]	50,558

8

Investment of Cash Collateral
for Securities Loaned—2.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,494,388)	5,494,388 [c]	5,494,388
Total Investments (cost $216,423,955)	99.5%	265,202,006
Cash and Receivables (Net)	.5%	1,311,651
Net Assets	100.0%	266,513,657

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was
$10,132,071 and the value of the collateral held by the fund was $10,058,578, consisting of cash collateral of
$5,494,388 and U.S. Government & Agency securities valued at $4,564,190.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregate value of $660,096 representing .2% of net assets (see below).

Issuer	Acquisition Date	Cost ($)	Net Assets (%)	Valuation ($)†
Bluestream Ventures, LP	4/28/2005-6/11/2008	2,061,175.2		660,096

† The valuation of these securities has been determined in good faith by management under the direction of the
Board of Directors.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Semiconductors &		Electronic Equipment & Instruments	8.7
Semiconductor Equipment	21.7	Computers & Peripherals	6.5
Internet Software & Services	17.3	Internet & Catalog Retail	4.3
Communications Equipment	15.7	Money Market Investments	2.1
Software	13.6
IT Services	9.6		99.5

†† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,132,071)—Note 1(b):
Unaffiliated issuers		210,879,009	259,657,060
Affiliated issuers		5,544,946	5,544,946
Cash			116,066
Receivable for investment securities sold			12,328,556
Dividends and securities lending income receivable			119,846
Receivable for shares of Common Stock subscribed			62,665
Prepaid expenses			51,514
			277,880,653
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			282,794
Liability for securities on loan—Note 1(b)			5,494,388
Bank loan payable—Note 2			3,400,000
Payable for investment securities purchased			1,391,617
Payable for shares of Common Stock redeemed			610,163
Interest payable—Note 2			168
Accrued expenses			187,866
			11,366,996
Net Assets ($)			266,513,657
Composition of Net Assets ($):
Paid-in capital			227,280,837
Accumulated Investment (loss)—net			(831,257)
Accumulated net realized gain (loss) on investments			(8,713,974)
Accumulated net unrealized appreciation
(depreciation) on investments			48,778,051
Net Assets ($)			266,513,657

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	225,177,407	27,084,276	14,251,974
Shares Outstanding	6,300,192	856,948	377,747
Net Asset Value Per Share ($)	35.74	31.61	37.73

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,036,570
Affiliated issuers	2,331
Income from securities lending—Note 1(b)	80,736
Total Income	1,119,637
Expenses:
Management fee—Note 3(a)	995,395
Shareholder servicing costs—Note 3(c)	715,467
Distribution fees—Note 3(b)	99,203
Prospectus and shareholders’ reports	57,163
Professional fees	24,541
Registration fees	23,231
Directors’ fees and expenses—Note 3(d)	12,300
Custodian fees—Note 3(c)	10,472
Loan commitment fees—Note 2	1,488
Interest expense—Note 2	335
Miscellaneous	12,383
Total Expenses	1,951,978
Less—reduction in fees due to earnings credits—Note 3(c)	(1,084)
Net Expenses	1,950,894
Investment (Loss)—Net	(831,257)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,535,885
Net unrealized appreciation (depreciation) on investments	(5,731,066)
Net Realized and Unrealized Gain (Loss) on Investments	10,804,819
Net Increase in Net Assets Resulting from Operations	9,973,562

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment (loss)—net	(831,257)	(2,029,140)
Net realized gain (loss) on investments	16,535,885	10,302,134
Net unrealized appreciation
(depreciation) on investments	(5,731,066)	30,650,215
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,973,562	38,923,209
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,518,743	40,332,346
Class B Shares	—	16,245
Class C Shares	1,564,697	1,540,108
Class I Shares	2,988,847	10,088,336
Cost of shares redeemed:
Class A Shares	(28,336,701)	(64,521,416)
Class B Shares	—	(1,105,881)
Class C Shares	(2,769,200)	(5,935,073)
Class I Shares	(2,789,433)	(13,857,506)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(18,823,047)	(33,442,841)
Total Increase (Decrease) in Net Assets	(8,849,485)	5,480,368
Net Assets ($):
Beginning of Period	275,363,142	269,882,774
End of Period	266,513,657	275,363,142
Accumulated investment (loss)—net	(831,257)	—

12

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	304,863	1,191,526
Shares redeemed	(820,585)	(2,016,252)
Net Increase (Decrease) in Shares Outstanding	(515,722)	(824,726)
Class Bb
Shares sold	—	394
Shares redeemed	—	(37,833)
Net Increase (Decrease) in Shares Outstanding	—	(37,439)
Class C
Shares sold	50,598	45,899
Shares redeemed	(91,725)	(203,519)
Net Increase (Decrease) in Shares Outstanding	(41,127)	(157,620)
Class I
Shares sold	82,241	294,207
Shares redeemed	(76,473)	(403,044)
Net Increase (Decrease) in Shares Outstanding	5,768	(108,837)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 20,762 Class B shares representing $613,816 were automatically converted to 18,272 Class A shares.

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2013				Year Ended August 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	34.40		29.58	25.75	21.63	24.63	27.18
Investment Operations:
Investment (loss)—net[a]	(.10)		(.22)	(.25)	(.27)	(.13)	(.15)
Net realized and unrealized
gain (loss) on investments	1.44		5.04	4.08	4.39	(2.87)	(2.40)
Total from
Investment Operations	1.34		4.82	3.83	4.12	(3.00)	(2.55)
Net asset value, end of period	35.74		34.40	29.58	25.75	21.63	24.63
Total Return (%)[b]	3.90	[c]	16.30	14.87	19.05	(12.22)	(9.35)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	[d]	1.45	1.36	1.51	1.70	1.52
Ratio of net expenses
to average net assets	1.41	[d]	1.45	1.36	1.51	1.67	1.44
Ratio of net investment (loss)
to average net assets	(.56)[d]		(.67)	(.79)	(1.09)	(.72)	(.59)
Portfolio Turnover Rate	24.55	[c]	69.20	90.28	110.92	122.48	126.37
Net Assets, end of period
($ x 1,000)	225,177		234,452	226,016	242,999	214,170	257,360

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

14

Six Months Ended
February 28, 2013				Year Ended August 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	30.54		26.48	23.25	19.71	22.69	25.24
Investment Operations:
Investment (loss)—net[a]	(.21)		(.43)	(.47)	(.45)	(.29)	(.34)
Net realized and unrealized
gain (loss) on investments	1.28		4.49	3.70	3.99	(2.69)	(2.21)
Total from
Investment Operations	1.07		4.06	3.23	3.54	(2.98)	(2.55)
Net asset value, end of period	31.61		30.54	26.48	23.25	19.71	22.69
Total Return (%)[b]	3.50	[c]	15.33	13.89	17.96	(13.13)	(10.10)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	[d]	2.27	2.21	2.44	2.76	2.37
Ratio of net expenses
to average net assets	2.22	[d]	2.27	2.21	2.43	2.73	2.28
Ratio of net investment (loss)
to average net assets	(1.38)[d]		(1.49)	(1.63)	(2.03)	(1.78)	(1.43)
Portfolio Turnover Rate	24.55	[c]	69.20	90.28	110.92	122.48	126.37
Net Assets, end of period
($ x 1,000)	27,084		27,428	27,954	23,274	21,655	29,434

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2013				Year Ended August 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	36.25		31.06	26.94	22.55	25.54	28.08
Investment Operations:
Investment (loss)—net[a]	(.04)		(.11)	(.14)	(.20)	(.07)	(.06)
Net realized and unrealized
gain (loss) on investments	1.52		5.30	4.26	4.59	(2.92)	(2.48)
Total from
Investment Operations	1.48		5.19	4.12	4.39	(2.99)	(2.54)
Net asset value, end of period	37.73		36.25	31.06	26.94	22.55	25.54
Total Return (%)	4.08	[b]	16.71	15.30	19.47	(11.71)	(9.04)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	[c]	1.08	1.01	1.19	1.28	1.24
Ratio of net expenses
to average net assets	1.06	[c]	1.08	1.01	1.19	1.24	1.16
Ratio of net investment (loss)
to average net assets	(.21)[c]		(.32)	(.42)	(.76)	(.39)	(.22)
Portfolio Turnover Rate	24.55	[b]	69.20	90.28	110.92	122.48	126.37
Net Assets, end of period
($ x 1,000)	14,252		13,483	14,932	3,782	2,350	21,889

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

The fair value of the fund’s interest in a limited partnership represents the amount that the fund could reasonably expect to receive from the limited partnership if the fund’s capital was withdrawn from the limited partnership at the time of valuation, based on information available at the time the valuation is made and that the fund believes to be reliable. The valuation utilizes financial information supplied by the limited partnership with adjustments made daily for any underlying exchange traded securities. Limited partnerships are categorized within Level 3 of the fair value hierarchy.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

20

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	243,924,687	—	—	243,924,687
Equity Securities—
Foreign
Common Stocks†	15,072,277	—	—	15,072,277
Limited Partnership
Interests†	—	—	660,096	660,096
Mutual Funds	5,544,946	—	—	5,544,946

† See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited Partnership
Interests ($)
Balance as of 8/31/2012	744,551
Realized gain (loss)	(80,450)
Change in unrealized appreciation (depreciation)	183,684
Purchases	—
Sales	(187,689)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 2/28/2013	660,096
The amount of the total gains (losses) for the
period included in earnings attributable to the
change in unrealized gains (losses) relating
to investments still held at 2/28/2013	183,684

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At February 28, 2013, the value of the collateral was 99.3% of the market value of the securities on loan.The fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2013,The Bank of NewYork Mellon earned $26,912 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

22

in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,891,277		31,504,598	34,345,317	50,558.0
Dreyfus
Institutional
Cash
Advantage
Fund	6,528,041		62,663,713	63,697,366	5,494,388		2.1
Total	9,419,318		94,168,311	98,042,683	5,544,946		2.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $15,876,628 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $15,159,711 of the carryover expires in fiscal year 2017 and $716,917 expires in fiscal year 2018.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is

24

charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $59,100 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2013, the Distributor retained $3,888 from commissions earned on sales of the fund’s Class A shares and $428 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $99,203, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A and Class C shares were charged $281,568 and $33,068, respectively, pursuant to the Shareholder Services Plan.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $128,131 for transfer agency services and $6,843 for cash management services. Cash management fees were partially offset by earnings credits of $1,034. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $10,472 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $4,164 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $50.

During the period ended February 28, 2013, the fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

26

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $156,979, Distribution Plan fees $15,875, Shareholder Services Plan fees $49,563, custodian fees $10,000, Chief Compliance Officer fees $5,308 and transfer agency fees $45,069.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013 amounted to $64,205,427 and $88,299,877, respectively.

At February 28, 2013, accumulated net unrealized appreciation on investments was $48,778,051, consisting of $51,702,722 gross unrealized appreciation and $2,924,671 gross unrealized depreciation.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	04/25/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	04/25/2013

By: /s/James Windels
James Windels, Treasurer
Date:	04/25/2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)